UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21761

Keeley Funds, Inc.

(Exact name of registrant as specified in charter)

111 West Jackson Boulevard

SUITE 810

CHICAGO, IL 60604

(Address of principal executive offices) (Zip code)

ALAN GOLDBERG

K&L Gates LLP

70 WEST MADISON STREET, SUITE 3100

CHICAGO, IL 60602

(Name and address of agent for service)

312-786-5000

Registrant’s telephone number, including area code

Date of fiscal year end: September 30, 2015

Date of reporting period: September 30, 2015

Item 1. Reports to Stockholders.

KEELEY
Funds

The Disciplined
Discovery of Value®

Annual Report

September 30, 2015

KEELEY Small Cap Value Fund
Class (A) Shares: KSCVX
Class (I) Shares: KSCIX

KEELEY Small Cap Dividend Value Fund
Class (A) Shares: KSDVX
Class (I) Shares: KSDIX

KEELEY Small-Mid Cap Value Fund
Class (A) Shares: KSMVX
Class (I) Shares: KSMIX

KEELEY Mid Cap Value Fund
Class (A) Shares: KMCVX
Class (I) Shares: KMCIX

KEELEY Mid Cap Dividend Value Fund
Class (A) Shares: KMDVX
Class (I) Shares: KMDIX

KEELEY All Cap Value Fund
Class (A) Shares: KACVX
Class (I) Shares: KACIX

www.KeeleyFunds.com

CONTENTS

KEELEY Funds, Inc.

KEELEY Small Cap Value Fund

KEELEY Small Cap Dividend Value Fund

KEELEY Small-Mid Cap Value Fund

KEELEY Mid Cap Value Fund

KEELEY Mid Cap Dividend Value Fund

KEELEY All Cap Value Fund

LETTER TO SHAREHOLDERS

Dear Fellow Shareholder,

As many of you may already know, the Fund’s investment adviser, Keeley Asset Management Corp., has experienced some changes since our last letter was published. Our Founder and President John L. Keeley Jr. passed away unexpectedly on June 4, 2015. John was not only a friend and colleague, but a widely respected value investor, one of a fading breed of “old school” investors who believed active investing was the path to long-term investment success. We all cherish the many moments we spent together talking shop, and his unique style and investment culture will unquestionably carry on. John seemed to recognize the inefficiencies that existed in small cap stocks and had an awareness that there was an added element of change in companies undergoing corporate restructuring. We believe that these types of changes drove the inefficiencies that allowed the firm to build an impressive track record for our flagship Small Cap Value Fund. Since that Fund’s inception in October of 1993, it has generated an annualized return of 10.86 percent compared to an 8.36 percent return for the Russell 2000 Index, as of September 30, 2015. We understand that we have underperformed recently, but we believe that our process and philosophy can return to prominence, and our team is committed to get there. This commitment is embodied in our team’s focused and disciplined approach to our unique style of value investing.

While we were prepared for John to step aside from his day-to-day duties as he approached his 75th Birthday in May, we were looking forward to him continuing as a mentor, passing along his wisdom and years of investment experience to the newer, younger members of the investment team. Upon John’s unexpected death, his hand-picked successors promptly stepped into their leadership roles. Our firm, in essence, engaged in corporate change, much like one of the over-arching themes of our investment philosophy. We believe that the transition was seamless, and we attribute this to the historical buildout of our research team, which commenced in 2006. At that time, John recognized the importance of investing in the firm and its people. The fruits of these investments began to develop in 2011 when Brian Keeley and Ed Ciskowski were named portfolio managers. Additionally, around that time, our Small Cap Dividend Value Fund started to have some success and growth after the hiring of Tom Browne in 2009, who along with Brian Leonard leads our two Dividend Value Funds. Beyond succession, we have recently added resources in trading, and we expect to continue to be opportunistic with respect to acquiring additional investment talent in the future. Finally, current Chief Investment Officer Kevin Chin was hired as a key component of our succession plan in 2013. Today, Kevin leads a team of 11 investment professionals. These exceptional investment minds are now entrusted with John’s unique investment culture and share his passion for active value investing. Together, the team has over 280 years of investment experience. There is no question in our minds that we have established a foundation of excellence to preserve John’s legacy today and into the future. The commitment of these individuals since John’s death remains steadfast, and their commitment to the firm has been rewarded through ownership grants.

Soon after John’s passing, we announced an ownership transition from the Keeley Family to a small group of our key employees and our long-term private equity partner, TA Associates (“TA”). We believe the broadening of the ownership base will enhance employee retention and provide continued incentives to those best situated to serve the interests of our firm, and more importantly, the Keeley Funds’ shareholders. Our ultimate goal is to create an opportunity for other current and future members of the firm to become equity holders. Although our key management personnel have always been committed to the firm and our clients, we believe that employee ownership will be a critical component of our long-term success.

Our portfolio managers, all of whom are equity owners in the firm, embrace John’s belief that being different is the key to long-term investing success. They also believe that many of the macroeconomic trends (i.e. Fed stimulus, share buybacks) that have fueled a popular herd mentality into passive index products make such products quite vulnerable to any type of sustained volatility. While this statement is self-serving, our team has experienced too many investment cycles to think this passive attitude will not ultimately be potentially painful for many investors. For that reason, we remain true to our investment philosophy and appreciate being different, with the expectation that our value philosophy will eventually return to favor. As a result, we have confidence that our investors will be rewarded when it matters most. We believe our long-term track record is reflective of that, and we continue to be enthusiastic with respect to the current construction of our portfolios. With that said, we also realize that the current cycle has not been overly favorable to our style of investing. We have been through this before, as we endured a number of challenging years in the late 1990’s and early 2000’s when companies with little to no earnings drove market returns. Some similarities exist today, as biotech companies and some overpriced IPOs have been the major force behind returns in our Funds’ benchmark indexes. While it is, and will always be our goal to outpace the Funds’ benchmarks each year, it is simply unrealistic to not expect some volatility in performance. Reviewing the past few years of our flagship Small Cap Value Fund specifically, our bias toward cyclical names has been a headwind as secular growers (i.e. technology and healthcare) have outperformed. Also, with many investors in a desperate search for yield in this low interest rate environment, areas such as utilities and Real Estate Investment Trusts (REITs) have performed exceptionally well. Not only do the majority of these types of companies not meet our investment criteria of corporate change, with investors flocking to them for yield, in our view many of these names have become seemingly unattractive based on valuation.

While these markets have been difficult for active management, we have been pleased with a number of aspects of this current cycle. Corporate Restructuring, and more specifically corporate spinoffs have been extremely productive since the downturn. Calendar year 2014 was one of the best on record with respect to the number of spinoffs, producing over 50 opportunities when the average number of annual spinoffs over the past 30 years has been around 34. This year is also on pace to be well above that average. Although the actual number of spinoffs does not predict success in the future, we believe that a greater pool of investment ideas is always a positive. We also believe that activist investors have been extremely disruptive, and have driven much of the type of change we seek in an investment. These developments make it all the more frustrating when we review our results over the past year. We like what we own, and many of our Funds’ holdings appear to offer tremendous value on a relative basis. This is where our commitment to a three-

to five-year time horizon becomes important. We are confident the macroeconomic factors won’t win, the micro will. Fundamental research is what this firm was founded on, and it is exactly what we believe will drive our success in the future.

And speaking of research, in this business where you are constantly learning, we are always striving to be better at what we do. Kevin Chin is demanding more rigorous research, greater attention to risk, and increased portfolio concentration as necessary enhancements, which we believe will ultimately drive better performance in the future.

We hope, similar to us, that you are encouraged by the developments that have occurred here in a very short period of time. With a more attractive ownership structure and clear focus on what we do best, we come to work even more motivated, enthused, and committed to the organization and our clients. We believe we have a distinct advantage over many of our competitors, not only in our unique investment philosophy, but also with our new employee-owned boutique culture. We recognize there are thousands of investment options in today’s marketplace, but we believe our approach as a firm specializing on a small number of core investment strategies separates us from our competitors. Small- and mid-cap value investing was the basis for the founding of our firm in 1982, and we plan to continue to build on this core competency in the future. We have a very collegial, collaborative group who take a lot of pride in their work and who truly believe in our investment philosophy. There are no egos, only a passion for finding value where others are not focused and for searching for intellectual honesty – knowing what you know and respecting what you do not know. After a trying year, which included the loss of our Founder, we take great pride in preserving John’s legacy while also forging our own path with new energy and determination. Our primary goal is to constantly strive to produce strong investment results and to service our clients at the highest level possible. Thank you for your trust in allowing us the opportunity to manage your hard earned capital. We take this responsibility very seriously and appreciate your support.

Thank you for your continued commitment to the KEELEY Funds.

Kevin M. Chin Chief Investment Officer, Portfolio Manager	Kevin M. Keeley President

Brian R. Keeley	Edwin C. Ciskowski
Portfolio Manager	Portfolio Manager

Thomas E. Browne, Jr.	Brian P. Leonard
Portfolio Manager	Portfolio Manager

There are risks associated with investing in small-cap and mid-cap mutual funds, such as smaller product lines and market shares, including limited available information. The risks of investing in real estate investment trusts (“REITs”) are similar to those associated with investing in small-capitalization companies; they may have limited financial resources, may trade less frequently and in a limited volume, may be subject to more abrupt or erratic price movements than larger securities, and may be subject to changes in interest rates. Dividend paying investments may not experience the same price appreciation as non-dividend paying investments; portfolio companies may choose not to pay a dividend or it may be less than anticipated. You should consider objectives, risks and charges and expenses of a fund carefully before investing. Additional information regarding such risks, including information on fees is located in the Funds’ prospectus. Please read the Funds’ prospectus carefully before investing. The opinions expressed in this letter are those of the portfolio management team, and are current only through the end of the period of the report as stated on the cover. The portfolio management team’s views are subject to change at any time, based on market and other conditions, and no forecasts can be guaranteed.

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MANAGER COMMENTARY

KEELEY Small Cap Value Fund (KSCVX - KSCIX)

For the quarter ending September 30, 2015, the KEELEY Small Cap Value Fund (KSCVX) decreased 11.94 percent compared to an 11.92 percent fall for the Russell 2000 Index and a 10.73 percent decline in the Russell 2000 Value Index. Over the fiscal year ended September 30, 2015, the Fund fell 7.02 percent compared to a 1.25 percent increase for the Russell 2000 Index and a 1.60 percent decline for the Russell 2000 Value Index.

The Fund was not immune from the broad equity market volatility in the third quarter of 2015 and performed relatively in-line with the Russell 2000 Index during that time. For the quarter, each sector was negative for the Russell 2000 Index but with significant dispersion. Returns ranged from -0.30% (utilities) to -35.7% (energy). Overall, stock selection detracted from the Fund’s results while sector allocation made a positive impact. An underweight position in the lagging energy sector made a positive contribution as did an underweight to health care, which finally helped as biotech stocks retreated during the quarter. As you may recall, we have been decreasing the Fund’s energy exposure over the past year as energy-related commodity prices have fallen dramatically. Although valuations in the sector appear more attractive, we believe that the price of the commodity remains very speculative at the moment, and we plan on being very patient and selective with respect to any potential additions in the sector. Over the quarter, our average energy weight was 1.7 percent versus the benchmark’s weight of 2.8 percent. Although the Fund’s relative overweight in materials detracted this quarter, strong stock selection within the sector served as a performance contributor. Lastly, industrials proved to be the most significant detractor during the third quarter as both stock selection and the Fund’s overweight position had a negative impact. Over the one-year period ending September 30, 2015, the Fund trailed the Russell 2000 Index in large part to stock selection in the industrials, energy, and technology sectors. Additionally, the Fund’s underweight position in the health care sector, which was the best performing sector in its Russell 2000 Index benchmark, was a significant detractor, and accounted for almost half of the Fund’s negative impact from sector allocation. Positive elements for the past year included stock selection in the consumer discretionary and materials sectors.

From our vantage point, we believe investor behavior is reflecting a ‘risk-on/risk-off’ demeanor, where market participants seem focused on the broader, macroeconomic environment, as opposed to stock-specific fundamentals. Ongoing speculation about the timing of an interest rate hike, as well as geopolitical concerns and China’s stock market correction have pushed investors towards safer harbors. While difficult in the short term, we have always viewed these periods as buying opportunities because this behavior may often create investor dislocation and pricing inefficiency. We have already begun to see this unfold, and certain companies that we previously viewed as expensive are now approaching a valuation range that we believe make them potential purchase candidates. In terms of positioning, our outlook remains positive on consumer discretionary, industrials, and materials, which represent the Fund’s largest overweight positions versus the Russell 2000 Index. However, we are taking a close look at the Fund’s exposures and may reconsider some of its holdings in sectors where a prolonged macroeconomic headwind may significantly impact their fundamental outlook. While we are and always have been bottom-up fundamental investors at our core, we are always cognizant of macroeconomic factors that may negatively impact our long-term investment theses. The current environment is presenting those types of challenges, and our analysts continue to dig deeper to uncover any potential headwinds. Fortunately, it is our view that the environment for M&A, corporate restructurings and spin-offs remains healthy. Although a slow growth environment presents its own unique challenges for equities, this type of environment can be very attractive for our investment philosophy. When companies are faced with headwinds to grow organically, restructuring may be one of the most effective ways to enhance value. And if management won’t initiate that transaction on their own, in today’s environment, they will most likely attract an activist investor who will ultimately pressure them to do it. While we don’t align ourselves or associate directly with activist investors, we are always happy to look at any opportunities that could drive change. The market has already experienced a great amount of this form of activity, and if we are correct in the type of economic environment we expect going forward, we anticipate more opportunities within our style of investing will present themselves in the future for investment by the Fund.

Sincerely,

Kevin M. Chin Chief Investment Officer, Portfolio Manager	Brian R. Keeley Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 9/30/2015

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley Small Cap Value Fund - Class A and Russell 2000®** Index

(Unaudited)

Average annual total returns ***

For the periods ended September 30, 2015

	1-Year	5-Years	10-Years	Since Commencement of Operations (1)
Keeley Small Cap Value Fund
Class A	-7.02%	9.87%	4.92%	10.86%
Class A (includes max 4 1/2% front-end load)	-11.21%	8.86%	4.44%	10.63%
Class I	-6.80%	10.13%	N/A	3.12%
Russell 2000® Index	1.25%	11.73%	6.55%	8.36%	(2)

(1)	Inception date is October 1, 1993 for Class A Shares and December 31, 2007 for Class I Shares.
(2)	The Since Commencement of Operations returns shown are from the commencement date of Keeley Small Cap Value Fund - Class A. The return for the Russell 2000® Index since the commencement date of the Keeley Small Cap Value Fund - Class I is 6.25% respectively.
*	Excludes short-term investments and any investments purchased with cash collateral from securities lending.
**	The Russell 2000® Index is comprised of the smallest 2,000 companies in the Russell 3000® Index. The Russell 3000® Index is comprised of the 3,000 largest U.S. companies based on market capitalization. The Russell 2000® Index is unmanaged and returns include reinvested dividends. These index figures do not reflect any deduction for fees, expenses or taxes, and are not available for investment.

***	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

MANAGER COMMENTARY

KEELEY Small Cap Dividend Value Fund (KSDVX - KSDIX)

For the quarter ending September 30, 2015, the KEELEY Small Cap Dividend Value Fund (KSDVX) decreased 11.03 percent compared to a 10.73 percent decline for the Russell 2000 Value Index. Over the fiscal year ending September 30, 2015, the Fund fell 2.93 percent compared to a 1.60 percent decline for the Russell 2000 Value Index.

The Fund slightly underperformed the Russell 2000 Value Index in the third quarter of 2015. For the quarter, every economic sector was negative for the Russell 2000 Value Index but with significant dispersion, as returns ranged from -0.2% (utilities) to -37.4% (energy). Overall, sector allocation was the primary factor in the Fund’s underperformance, as stock selection had a minimal (yet positive) impact. Strong stock selection as well as an underweight position in the lagging energy sector was the most significant contributor to results during the quarter. The Fund continues to be underweight the sector, and during the quarter its average energy weight was 4.9 percent versus the benchmark’s average weight of 5.2 percent. An overweight position in industrials, which was the third worst performing sector in the benchmark, had the largest impact from an allocation perspective. Although stock selection had a small impact overall, the Fund’s holdings in technology detracted from its results during the quarter. There was no major factor in sector allocation that detracted from the Fund’s results over the past year, with a small negative detraction from 7 of 10 sectors as the primary factor in our relative underperformance for the year.

The ensuing overview follows the same framework we have used over a number of years, evaluating the market on the following four areas: Economy, Valuation, Interest Rates, and Sentiment. Our current outlook is more positive than in recent reports. We said at the beginning of the year that we thought the market would be up or down 5% this year and that small and large would perform pretty similarly. We may have been wrong about small and large performing in line with each other, but we still think we have a pretty good shot at being right about overall market performance. That, however, implies a rally in the fourth quarter. We perceive that idea as supported by more attractive valuations, more cautious sentiment, and seasonality.

Economy – neutral last quarter, still neutral – The economic news has been pretty uneven for the last few months. Much of the data in the US has been good, but not spectacular. Europe also seems to be growing, but is certainly not robust either. On the other side, Japan seems to have stalled again, and China’s growth continues to slow. With as much aggressive monetary policy as we have seen, we would have expected more growth. At this point, the benefit of lower gasoline prices should be felt, but it does not seem to be adding much. We expect more of the same. The trend in the economy is probably neither an emerging headwind nor an emerging tailwind for earnings.

Interest Rates – neutral last quarter, still neutral – The Fed keeps talking about raising interest rates this year, but has not done anything about it. We are guessing they may do so before the end of the year. We do not think that this will be the beginning of a long string of increases, because we perceive the initial increase as one designed to try to move toward a more neutral policy, not a policy designed to slow the rate of growth. We think the Fed will be careful not to raise too much because it does not want to make the dollar even stronger, as such strength would hurt US exporters and emerging market economies.

Valuation – negative last quarter, now neutral – The decline in the market and relative stability in forward estimates has made the market less expensive. At the end of September, the S&P 500’s multiple on forward 12 months earnings was 14.8x, a slight discount to its average since 1999. With the S&P Small Cap now at 16.6x, this puts the relative P/E at 1.12x, in-line with its average since 1999. Mid Cap still appears somewhat expensive on a relative basis. The most interesting thing, however, is value relative to growth. While the Russell 2000 Value outperformed the Russell 2000 Growth by more than 200 bps in Q3, it is still trailing by over 4.50 percent YTD (-10.06% vs. -5.47%). In addition, it is behind by about 3.50 percent annually over the last three years. This has driven the relative P/E of Value/Growth down to very attractive levels.

Sentiment – negative last quarter, now positive – A bit of a drubbing in the market tends to cure excessive bullishness, and we saw that come through in Q3. Both individual investors and newsletter writers became much less optimistic over the last three months. These measures of sentiment, and others such as the put/call ratio, have historically been associated with good returns in subsequent periods.

To recap, the economy, interest rates, and valuation all appear neutral while sentiment appears positive (because it has been too negative). This comes at a point where seasonal trends may be in our favor, resulting in a market bounce. We see it as more of a trade rather than the setup for a new bull market. A month or so ago, we said that we thought we were in the midst of a garden variety correction. Unless something very negative develops in the near-term, we think that is still the case.

Sincerely,

Thomas E. Browne, Jr.	Brian P. Leonard
Lead Portfolio Manager	Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 9/30/2015

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley Small Cap Dividend Value Fund - Class A and Russell 2000® Value Index **

(Unaudited)

Average annual total returns ***

For the periods ended September 30, 2015

	1-Year	3-Years	5-Years	Since Commencement of Operations (1)
Keeley Small Cap Dividend Value Fund
Class A	-2.93%	7.85%	10.78%	12.14%
Class A (includes max 4 1/2% front-end load)	-7.29%	6.21%	9.76%	11.26%
Class I	-2.68%	8.13%	11.06%	12.42%
Russell 2000® Value Index	-1.60%	9.18%	10.17%	11.19%

(1)	Inception date for both classes is December 1, 2009.
*	Excludes short-term investments and any investments purchased with cash collateral from securities lending.
**	The Russell 2000® Value Index measures the performance of those Russell 2000® Index companies with lower prices-to-book ratios and lower forecasted growth values. These figures do not reflect any deductions for fees, expenses or taxes, and are not available for investment.
***	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns shown reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.

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MANAGER COMMENTARY

KEELEY Small-Mid Cap Value Fund (KSMVX - KSMIX)

For the quarter ending September 30, 2015, the KEELEY Small-Mid Cap Value Fund (KSMVX) decreased 11.60 percent compared to a 9.58 percent decline for the Russell 2500 Value Index. Over the fiscal year ending September 30, 2015, the Fund decreased 7.42 percent compared to a 2.44 percent decline in the Russell 2500 Value Index.

The Fund was not immune from the broad equity market volatility that occurred in the third quarter and underperformed the Russell 2500 Value Index during that time. For the quarter, nine of ten economic sectors were negative for the Russell 2500 Value Index but with significant dispersion. Returns ranged from +4.29% (utilities) to -33.67% (energy). Overall, both stock selection and sector allocation detracted from the Fund’s results during the quarter. An underweight position in the lagging energy was the most significant contributor to its results during the quarter. As you may recall, we have been decreasing the Fund’s energy exposure over the past year as energy-related commodity prices have fallen dramatically. During the quarter, the Fund’s average energy weight was 2.1 percent versus the benchmark’s weight of 5.6 percent. An underweight position in the leading utilities sector had the largest impact from a sector perspective, as investors retreated toward defensive names during the quarter. The financial sector also possessed some of these qualities as investors sought yield in areas such as Real Estate Investment Trusts (REITs), and the Fund’s underweight position, along with stock selection, were the most significant detractor to its results during the third quarter of 2015. As noted previously, the Fund trailed the Russell 2500 Value Index over the one-year period ending September 30, 2015. The majority of the Fund’s relative underperformance during this time was driven by its results in the financial sector. Both stock selection and sector allocation had a negative impact, and the Fund’s lack of exposure to strong performing REITs was a key factor. While the Fund does have exposure to REITs, it is underweight the industry relative to the benchmark, and many of our holdings are undergoing restructuring (i.e., a spinoff). As a result, they typically don’t receive the attention from traditional REIT investors who are often seeking yield and attracted to defensive qualities. We continue to have strong conviction in our REIT holdings, and remain comfortable not holding traditional REITs. However, in a volatile market environment we understand that our type of REIT, that is undergoing change and restructuring, can be out of favor as management executes its strategic initiatives. On the positive side, the materials and consumer discretionary sectors proved to be areas of strength over the past year.

Sincerely,

Kevin M. Chin Chief Investment Officer, Portfolio Manager	Brian R. Keeley Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 9/30/2015

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley Small-Mid Cap Value Fund - Class A and Russell 2500® Value Index **

(Unaudited)

Average annual total returns ***

For the periods ended September 30, 2015

	1-Year	3-Years	5-Years	Since Commencement of Operations (1)
Keeley Small-Mid Cap Value Fund
Class A	-7.42%	9.92%	12.56%	6.05%
Class A (includes max 4 1/2% front-end load)	-11.60%	8.25%	11.53%	5.45%
Class I	-7.18%	10.22%	12.85%	6.32%
Russell 2500® Value Index	-2.44%	11.00%	11.49%	6.20%

(1)	Inception date for both classes is August 15, 2007.
*	Excludes short-term investments and any investments purchased with cash collateral from securities lending.
**	The Russell 2500® Value Index measures the performance of those Russell 2500® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value Indexes. These figures do not reflect any deductions for fees, expenses or taxes, and are not available for investment.
***	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns shown reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.

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MANAGER COMMENTARY

KEELEY Mid Cap Value Fund (KMCVX - KMCIX)

For the quarter ending September 30, 2015, the KEELEY Mid Cap Value Fund (KMCVX) decreased 11.01 percent compared to an 8.04 percent decline for the Russell Mid Cap Value Index. Over the past fiscal year ending September 30, 2015, the Fund fell 9.00 percent compared to a 2.07 percent decline for the Russell Mid Cap Value Index.

For the quarter, nine of ten economic sectors were negative for the Russell Mid Cap Value Index but with significant dispersion. Returns ranged from +5.2% (utilities) to -24.1% (energy). Overall, both stock selection and sector allocation detracted from the Fund’s results during the quarter. An underweight position in the lagging energy sector was the most significant contributor to results during the quarter. As you may recall, we have been decreasing the Fund’s energy exposure over the past year as energy-related commodity prices have fallen dramatically. Over the quarter, the Fund’s average energy weight was 3.8 percent versus the benchmark’s average weight of 9.5 percent. An underweight position in the leading utilities sector had the largest impact from a sector perspective, as investors retreated toward defensive names during the quarter. The financial sector also possessed some of these qualities as investors sought yield in areas such as REITs. Although the Fund’s underweight position in this industry had a negative impact, stock selection was the most significant detractor to our results during the third quarter. Over the one-year period ended September 30, 2015, the Fund trailed the Russell Mid Cap Value Index. Stock selection was the primary factor in the Fund’s relative underperformance over the past year. Key drivers were its holdings in the industrials, consumer discretionary, and financial sectors.

Sincerely,

Kevin M. Chin Chief Investment Officer, Portfolio Manager	Brian R. Keeley Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 9/30/2015

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley Mid Cap Value Fund - Class A and Russell Midcap® Value Index **

(Unaudited)

Average annual total returns ***

For the periods ended September 30, 2015

	1-Year	5-Years	10-Years	Since Commencement of Operations (1)
Keeley Mid Cap Value Fund
Class A	-9.00%	10.19%	3.19%	3.58%
Class A (includes max 4 1/2% front-end load)	-13.11%	9.19%	2.72%	3.11%
Class I	-8.72%	10.45%	N/A	0.33%
Russell Midcap® Value Index	-2.07%	13.15%	7.42%	7.45%	(2)

(1)	Inception date is August 15, 2005 for Class A Shares and December 31, 2007 for Class I Shares.
(2)	The Since Commencement of Operations returns shown are from the commencement date of the Keeley Mid Cap Value Fund - Class A. The return for the Russell Midcap® Value Index since the commencement date of the Keeley Mid Cap Value Fund - Class I is 7.11% respectively.
*	Excludes short-term investments and any investments purchased with cash collateral from securities lending.
**	The Russell Midcap® Value Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values. These Index figures do not reflect any deduction for fees, expenses or taxes, and are not available for investment.

***	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns shown reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.

(This page is intentionally left blank.)

MANAGER COMMENTARY

KEELEY Mid Cap Dividend Value Fund (KMDVX - KMDIX)

In the third quarter of 2015, the KEELEY Mid Cap Dividend Value Fund (KMDVX) fell 8.71 percent compared to an 8.04 percent decrease for the Russell Mid Cap Value Index. Over the fiscal year ending September 30, 2015, the Fund decreased 0.33 percent compared to a 2.07 percent decline for the Russell Mid Cap Value Index.

The Fund slightly underperformed the Russell Mid Cap Value Index during the third quarter of 2015. For the quarter, nine of ten economic sectors were negative for the Russell Mid Cap Value Index but with significant dispersion, as returns ranged from +5.2% (utilities) to -24.1% (energy). Overall, stock selection was the primary factor in the Fund’s underperformance, as sector allocation had a positive impact. Strong stock selection as well as an underweight position in the lagging energy was the most significant contributor to the Fund’s results during the quarter. Although valuations in the sector seem to be more attractive, the price of the commodity remains very speculative at the moment, and we plan on being very patient and selective with respect to any potential additions in the sector. Over the quarter, the Fund’s average energy weight was 6.1 percent versus the benchmark’s average weight of 9.7 percent. Stock selection was the key driver in the Fund’s relative performance during the quarter, and challenges in both the financial and utilities sectors were the primary factors. Over the trailing one-year period ending September 30, 2015, the Fund outperformed the Russell Mid Cap Value Index, and strong stock selection was the key factor as our allocation effect slightly detracted. Stock selection was especially strong in the technology and materials sectors, as those two areas accounted for the majority of the Fund’s outperformance. We were also able to effectively navigate the volatile energy sector over the past year, as the Fund’s underweight position benefited and stock selection made a solid contribution. Despite our strong stock picking over the past year, we did encounter a few challenges in financials and utilities, as the Fund’s results trailed that of the benchmark.

Please see our comments in the Small Cap Dividend Value letter for additional color on the market, economy, and long-term investment outlook.

Sincerely,

Thomas E. Browne, Jr.	Brian P. Leonard
Lead Portfolio Manager	Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 9/30/2015

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley Mid Cap Dividend Value Fund - Class A and Russell Midcap® Value Index **

(Unaudited)

Average annual total returns ***

For the periods ended September 30, 2015

	1-Year	3-Years	Since Commencement of Operations (1)
Keeley Mid Cap Dividend Value Fund
Class A	-0.33%	12.98%	16.54%
Class A (includes max 4 1/2% front-end load)	-4.82%	11.27%	15.21%
Class I	-0.08%	13.25%	16.82%
Russell Midcap® Value Index	-2.07%	13.69%	18.62%

(1)	Inception date for both classes is October 3, 2011.
*	Excludes short-term investments and any investments purchased with cash collateral from securities lending.
**	The Russell Midcap® Value Index is an unmanaged index of common stock prices that measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values. These Index figures do not reflect any deduction for fees, expenses or taxes, and are not available for investment.
***	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns shown reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.

MANAGER COMMENTARY

KEELEY All Cap Value Fund (KACVX - KACIX)

For the quarter ending September 30, 2015, the KEELEY All Cap Value Fund (KACVX) decreased 11.38 percent compared to an 8.59 percent decline for the Russell 3000 Value Index. Over the fiscal year ending September 30, 2015, the Fund fell 9.96 percent compared to a 4.22 percent decline for the Russell 3000 Value Index.

The Fund was not immune from the broad equity market volatility that occurred in the third quarter of 2015 and underperformed the Russell 3000 Value Index during that time. For the quarter, nine of ten economic sectors were negative for the Russell 3000 Value Index but with significant dispersion, as returns ranged from +4.3% (utilities) to -19.2% (materials) and -18.2% (energy). Overall, stock selection was the key factor in the Fund’s relative underperformance as sector allocation had a minor impact. An underweight position in the lagging energy sector was the most significant contributor to the Fund’s results during the quarter. As you may recall, we have been decreasing the Fund’s energy exposure over the past year as energy-related commodity prices have fallen dramatically. Although we believe that valuations in the sector seem more attractive, the price of the commodity remains very speculative at the moment and we plan on being very patient and selective with respect to any potential additions in the sector. Over the quarter, the Fund’s average energy weight was 6.3 percent versus the benchmark’s average weight of 12.6 percent. Stock selection in the consumer discretionary and health care sectors both had a negative impact and were the key drivers in the Fund’s relative underperformance during the quarter. Stock selection in the volatile energy sector was especially challenging as was the Fund’s holdings in the health care and industrials sectors.

As we write our annual letter for the All Cap Value Fund, markets appear schizophrenic, with violent surges of volatility one day suggesting bullishness, followed by equally astounding bearishness a short time thereafter. The key factors in the majority of these volatile moves usually surround short-term macroeconomic data. If it seems rudderless to you, we’d agree. But looking at it from 30,000 feet, we believe that there are some things one can say for sure. First, there are clearly questions with the economy, and the Fed may believe the same, as evidenced by its recent decision to hold off on the planned September rate liftoff. Second, it looks like we are headed for the second quarter in a row of reduced S&P earnings. Wall Street normally deems such instances “profits recessions.” Further and more specifically, cyclicals remain weak, with energy, materials and industrials posting unimpressive earnings and many also issuing lower guidance. Finally, the CRB Index continues to fall, China continues to decelerate, and the ISM here in the US is inching closer to recessionary levels. Normally, that would suggest a sensible defensive posturing. We subscribed to this notion over the past year by creating an overweight healthcare position for the Fund. Unfortunately, when a democratic presidential candidate suggested the need for greater price controls in pharma and biotech following reports of several companies (none that we own) lifting prices rather dramatically, the entire sector found itself under significant pressure. We found the commentary completely without merit, as democrats recently controlled the House, Senate and Presidency and passed the most sweeping healthcare legislation since the creation of Medicare while failing to institute price controls. As such, the expectation that a Republican House and Senate will do so seems unlikely. Similar violent trading occurred when potential issues arose with another healthcare company called Valeant Pharmaceuticals (VRX). This announcement sent the entire specialty pharma sub-sector reeling even though our research didn’t show anything out of the ordinary with the generic and OTC manufacturers that we owned and perceive as the very essence of low cost marginal price producers. We have reacted to the volatility in healthcare by taking the opportunity to add to the Fund’s positions in the sector. Moreover, most of the Fund’s healthcare holdings seem to be reporting in line to better than expected earnings in the third quarter of 2015, with positive updated guidance. In addition to the Fund’s overweight position in healthcare, it remains overweight local broadcast media stocks that have been pressured by the notion of cord cutting, where individuals move to web-based content delivery solutions. We believe that cord cutting is a legitimate concern. However, when someone “cord cuts” they typically scale down to a skinny bundle (which typically includes local broadcast) or they truly cut the cord and sometimes install High Definition (HD) antennas that pick up local broadcast for “free”. The Fund owns local broadcast media because 2016 is shaping up to be one of the biggest political advertisement spending cycles ever. The companies the Fund owns what we believe are restructuring by rationalizing assets, and the stocks appear to be trading at valuation discounts to many recent publicly traded transactions. Ultimately, like healthcare, we believe solid earnings growth and relatively cheap valuations will be rewarded. Given this is the market we are navigating, one may naturally wonder if we have made any material changes to the portfolio. Well, not much has changed. We believe that the Fund is positioned somewhat defensively, with companies that are in the throes of change, whose valuation we believe presents a significant discount to the value that will be realized once management executes its restructuring plan. Markets such as these, however, are the essence of value investing, and sometimes patience is required. We don’t see any reason to change our stripes and believe the coming year could be rather difficult due to global economic deceleration and impotent monetary policy. If we’re right, we believe that the Fund is positioned properly with an expectation that its holdings will perform well over the long-term.

Sincerely,

Edwin C. Ciskowski Lead Portfolio Manager	Brian R. Keeley Portfolio Manager

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Average annual total return measures annualized change, while total return measures aggregate change.

Investments by Sector

As a Percentage of Investments

As of 9/30/2015

(Unaudited) *

Index Comparison

Comparison of a Hypothetical $10,000 Investment

Keeley All Cap Value Fund - Class A and Russell 3000® Value Index **

(Unaudited)

Average annual total returns ***

For the periods ended September 30, 2015

	1-Year	3-Years	5-Years	Since Commencement of Operations (1)
Keeley All Cap Value Fund
Class A	-9.96%	8.95%	11.07%	5.55%
Class A (includes max 4 1/2% front-end load)	-14.01%	7.29%	10.05%	5.03%
Class I	-9.70%	9.23%	11.34%	3.06%
Russell 3000® Value Index	-4.22%	11.40%	12.11%	5.71%	(2)

(1)	Inception date is June 14, 2006 for Class A Shares and December 31, 2007 for Class I Shares.
(2)	The Since Commencement of Operations return shown is from the commencement date of the Keeley All Cap Value Fund - Class A. The return for the Russell 3000® Value Index since the commencement date of the Keeley All Cap Value Fund - Class I is 4.60%.
*	Excludes short-term investments and any investments purchased with cash collateral from securities lending.
**	The Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index also are members of either the Russell 1000® Value or the Russell 2000® Value indexes. These index figures do not reflect any deduction for fees, expenses or taxes, and are not available for investment.
***	Performance data quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Returns shown reflect the effect of the Adviser’s fee waiver agreement for the Fund. If such fee waivers had not occurred, the quoted performance would be lower.

KEELEY Funds, Inc.

Expense Example

For the Six Month Period Ended September 30, 2015

(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees, distribution (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2015 to September 30, 2015 (the “period”) for the Small Cap Value Fund, the Small Cap Dividend Value Fund, the Small-Mid Cap Value Fund, the Mid Cap Value Fund, the Mid Cap Dividend Value Fund and the All Cap Value Fund.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

	CLASS A
	Beginning account value	Ending account value	Annual Expense Ratio **	Expenses Paid During the Period *
Small Cap Value Fund	$1,000.00	$857.50	1.37%	$6.38
Small Cap Dividend Value Fund	1,000.00	877.00	1.29%	6.07
Small-Mid Cap Value Fund	1,000.00	856.30	1.39%	6.47
Mid Cap Value Fund	1,000.00	878.30	1.39%	6.54
Mid Cap Dividend Value Fund	1,000.00	903.60	1.29%	6.16
All Cap Value Fund	1,000.00	876.30	1.39%	6.54

	CLASS I
	Beginning account value	Ending account value	Annual Expense Ratio **	Expenses Paid During the Period *
Small Cap Value Fund	$1,000.00	$858.30	1.12%	$5.22
Small Cap Dividend Value Fund	1,000.00	878.30	1.04%	4.90
Small-Mid Cap Value Fund	1,000.00	857.30	1.14%	5.31
Mid Cap Value Fund	1,000.00	879.50	1.14%	5.37
Mid Cap Dividend Value Fund	1,000.00	904.30	1.04%	4.96
All Cap Value Fund	1,000.00	877.40	1.14%	5.37

*	Expenses are equal to the Funds’ expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by 183/365 for the Funds (to reflect the one-half year period).
**	Includes interest, where applicable.

KEELEY Funds, Inc.

Expense Example (Continued)

For the Six Month Period Ended September 30, 2015

(Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table below is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

	CLASS A
	Beginning account value	Ending account value	Annual Expense Ratio **	Expenses Paid During the Period *
Small Cap Value Fund	$1,000.00	$1,018.20	1.37%	$6.93
Small Cap Dividend Value Fund	1,000.00	1,018.60	1.29%	6.53
Small-Mid Cap Value Fund	1,000.00	1,018.10	1.39%	7.03
Mid Cap Value Fund	1,000.00	1,018.10	1.39%	7.03
Mid Cap Dividend Value Fund	1,000.00	1,018.60	1.29%	6.53
All Cap Value Fund	1,000.00	1,018.10	1.39%	7.03

	CLASS I
	Beginning account value	Ending account value	Annual Expense Ratio **	Expenses Paid During the Period *
Small Cap Value Fund	$1,000.00	$1,019.45	1.12%	$5.67
Small Cap Dividend Value Fund	1,000.00	1,019.85	1.04%	5.27
Small-Mid Cap Value Fund	1,000.00	1,019.35	1.14%	5.77
Mid Cap Value Fund	1,000.00	1,019.35	1.14%	5.77
Mid Cap Dividend Value Fund	1,000.00	1,019.85	1.04%	5.27
All Cap Value Fund	1,000.00	1,019.35	1.14%	5.77

*	Expenses are equal to the Funds’ expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by 183/365 for the Funds (to reflect the one-half year period).
**	Includes interest, where applicable.

KEELEY Small Cap Value Fund

SCHEDULE OF INVESTMENTS

September 30, 2015

Shares		Value
	COMMON STOCKS – 98.21%
	Aerospace & Defense – 0.95%
959,900	Aerojet Rocketdyne Holdings, Inc. (a)	$15,531,182

	Auto Components – 1.12%
911,725	American Axle & Manufacturing Holdings, Inc. (a)	18,179,796

	Building Products – 2.25%
324,128	A.O. Smith Corporation	21,129,904
1,469,400	NCI Building Systems, Inc. (a)	15,531,558

		36,661,462

	Chemicals – 2.86%
882,500	Chemtura Corp. (a)	25,257,150
348,400	Sensient Technologies Corp.	21,356,920

		46,614,070

	Commercial Banks – 12.00%
1,034,200	BancorpSouth, Inc.	24,582,934
1,125,260	FirstMerit Corp.	19,883,344
932,000	LegacyTexas Financial Group, Inc.	28,407,360
817,700	Synovus Financial Corp.	24,203,920
487,345	Texas Capital Bancshares, Inc. (a)	25,546,625
443,175	UMB Financial Corp.	22,517,722
1,053,084	Union Bankshares Corp.	25,274,016
464,500	Wintrust Financial Corp.	24,818,235

		195,234,156

	Commercial Services & Supplies – 2.24%
569,010	ABM Industries, Inc.	15,539,663
810,382	Ritchie Bros. Auctioneers, Inc. (b)	20,972,686

		36,512,349

	Communications Equipment – 1.02%
2,572,108	Mitel Networks Corp. (a)(b)	16,590,097

	Computer & Peripherals – 1.16%
634,089	Diebold, Inc. (b)	18,876,830

Shares		Value
	Consumer Finance – 1.17%
2,565,800	SLM Corp. (a)	$18,986,920

	Diversified Consumer Services – 4.04%
499,032	Carriage Services, Inc.	10,774,101
729,457	Hillenbrand, Inc.	18,973,176
932,000	Houghton Mifflin Harcourt Co. (a)	18,928,920
531,800	Sotheby’s (b)	17,006,964

		65,683,161

	Diversified Financial Services – 1.29%
679,441	Air Lease Corp.	21,008,316

	Electric Utilities – 1.30%
420,000	Allete, Inc.	21,205,800

	Electrical Equipment – 2.04%
512,100	Generac Holdings, Inc. (a)(b)	15,409,089
314,500	Regal Beloit Corp.	17,753,525

		33,162,614

	Electronic Equipment, Instruments & Components – 2.56%
1,053,600	Knowles Corp. (a)(b)	19,417,848
243,450	Littelfuse, Inc. (b)	22,190,467

		41,608,315

	Food Products – 1.53%
1,005,200	Flowers Foods, Inc.	24,868,648

	Gas Utilities – 2.80%
547,200	One Gas, Inc.	24,804,576
825,000	South Jersey Industries, Inc.	20,831,250

		45,635,826

	Health Care Equipment & Supplies – 2.51%
466,139	Alere, Inc. (a)	22,444,593
879,200	Wright Medical Group, Inc. (a)(b)	18,480,784

		40,925,377

	Home Furnishings – 1.27%
434,200	Fortune Brands Home & Security, Inc.	20,611,474

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2015

Shares		Value
	Hotels, Restaurants & Leisure – 6.59%
1,053,600	Bloomin’ Brands, Inc.	$19,154,448
1,097,152	Carrols Restaurant Group, Inc. (a)	13,056,109
1,925,131	Denny’s Corp. (a)	21,234,195
118,175	Fiesta Restaurant Group, Inc. (a)	5,361,600
609,227	Interval Leisure Group, Inc.	11,185,407
1,616,427	Intrawest Resorts Holdings, Inc. (a)	13,998,258
222,800	Vail Resorts, Inc. (b)	23,322,704

		107,312,721

	Household Durables – 2.75%
1,206,203	Taylor Morrison Home Corp. (a)	22,507,748
1,702,378	Tri Pointe Group, Inc. (a)	22,284,128

		44,791,876

	Industrial Conglomerates – 1.22%
594,600	ITT Corp.	19,877,478

	Insurance – 3.23%
1,118,519	American Equity Investment Life Holding Co.	26,072,678
341,800	Hanover Insurance Group, Inc.	26,557,860

		52,630,538

	Internet & Catalog Retail – 1.43%
783,260	FTD Companies, Inc. (a)	23,341,148

	IT Services – 1.20%
1,083,300	EVERTEC, Inc.	19,575,231

	Leisure Products – 1.45%
531,586	Vista Outdoor, Inc. (a)	23,618,366

	Machinery – 6.60%
366,379	EnPro Industries, Inc.	14,351,066
618,900	ESCO Technologies, Inc.	22,218,510
1,273,384	Harsco Corp.	11,549,593
615,924	John Bean Technologies Corp.	23,559,093
451,668	L.B. Foster Co.	5,546,483

Shares		Value
	Machinery – (continued)
879,990	Rexnord Corp. (a)	$14,942,230
270,619	Tennant Co. (b)	15,203,375

		107,370,350

	Media – 4.33%
1,079,000	E.W. Scripps Company	19,065,930
1,539,700	Media General, Inc. (a)(b)	21,540,403
253,304	Starz (a)	9,458,371
1,067,354	Time, Inc.	20,333,094

		70,397,798

	Metals & Mining – 2.67%
1,401,400	Commercial Metals Co.	18,988,970
303,950	Kaiser Aluminum Corp.	24,391,987

		43,380,957

	Multi-Utilities – 1.27%
385,200	Northwestern Corp.	20,735,316

	Oil, Gas & Consumable Fuels – 1.43%
2,370,123	Synergy Resources Corp. (a)	23,227,205

	Paper & Forest Products – 0.85%
839,974	Kapstone Paper & Packaging Corp. (b)	13,867,971

	Real Estate Investment Trusts (REITs) – 7.64%
638,584	Gaming & Leisure Properties, Inc.	18,965,945
452,700	Ryman Hospitality Properties, Inc.	22,286,421
1,014,111	Sabra Health Care REIT, Inc.	23,507,093
2,112,613	Spirit Realty Capital, Inc.	19,309,283
1,036,472	Urban Edge Properties	22,377,430
1,022,500	Xenia Hotels & Resorts, Inc. (b)	17,852,850

		124,299,022

	Real Estate Management & Development – 1.04%
1,290,230	Forestar Group, Inc. (a)	16,966,524

	Road & Rail – 0.81%
222,500	Genesee & Wyoming, Inc. (a)	13,145,300

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2015

Shares		Value
	Semiconductors & Semiconductor Equipment – 1.01%
1,165,800	Fairchild Semiconductor International, Inc. (a)	$16,367,832

	Software – 1.02%
384,644	Verint Systems, Inc. (a)	16,597,389

	Specialty Retail – 2.88%
750,330	CST Brands, Inc. (b)	25,256,108
445,800	Penske Automotive Group, Inc.	21,594,552

		46,850,660

	Thrifts & Mortgage Finance – 4.12%
367,900	Iberiabank Corp. (b)	21,415,459
1,369,300	Provident Financial Services, Inc.	26,701,350
1,447,053	United Financial Bancorp, Inc.	18,884,042

		67,000,851

	Trading Companies & Distributors – 0.56%
252,055	Kaman Corp.	9,036,172

	Total Common Stocks (Cost $1,442,616,991)	$1,598,287,098

Principal Amount
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING – 1.69%
	Repurchase Agreements – 1.58%
$25,800,000	BNP Paribas Repurchase Agreement, (Dated 9/30/2015), 0.07%, due 10/1/2015, (Repurchased proceeds $25,800,050); [Collateralized by $24,925,815 in various U.S. Treasury Obligations, 0.00% – 4.75%, 10/15/2015 – 5/15/2044 (Market Value $26,316,000)]	$25,800,000

Shares		Value
	Money Market Funds – 0.11%
881,490	Deutsche Money Market Series Fund, 0.11%	$881,490
871,335	Goldman Sachs Financial Square Money Market Fund, 0.13%	871,335

		1,752,825

	Total Investments Purchased With Cash Collateral From Securities Lending (Cost $27,552,825)	$27,552,825

	SHORT TERM INVESTMENTS – 1.19%
	Money Market Funds – 1.19%
19,294,165	Fidelity Institutional Money Market Portfolio, 0.13%	$19,294,165

	Total Short Term Investments (Cost $19,294,165)	$19,294,165

	Total Investments – 101.09%
	(Cost $1,489,463,981)	$1,645,134,088
	Liabilities in Excess of Other Assets – (1.09)%	(17,755,579)

	TOTAL NET ASSETS – 100.00%	$1,627,378,509

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

(b)	All or a portion of security is out on loan. See Note 2F in the Notes to the Financial Statements.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Dividend Value Fund

SCHEDULE OF INVESTMENTS

September 30, 2015

Shares		Value

	COMMON STOCKS – 97.67%
	Automobiles – 1.33%
87,800	Winnebago Industries, Inc.	$1,681,370

	Capital Markets – 4.09%
132,400	Silvercrest Asset Management Group, Inc.	1,431,244
108,890	Solar Cap Ltd.	1,722,640
87,440	Virtu Financial, Inc.	2,004,125

		5,158,009

	Chemicals – 1.30%
41,330	Innophos Holdings, Inc.	1,638,321

	Commercial Banks – 14.06%
129,000	BancorpSouth, Inc.	3,066,330
69,300	Columbia Banking System, Inc.	2,162,853
102,700	FirstMerit Corp.	1,814,709
66,280	Glacier Bancorp, Inc.	1,749,129
71,130	Hanmi Financial Corp.	1,792,476
87,396	LegacyTexas Financial Group, Inc.	2,663,830
66,500	Union Bankshares Corp.	1,596,000
49,700	Wintrust Financial Corp.	2,655,471
9,731	Yadkin Financial Corp.	209,119

		17,709,917

	Commercial Services & Supplies – 2.24%
164,960	CECO Environmental Corp.	1,351,023
26,300	Deluxe Corp.	1,465,962

		2,816,985

	Construction & Engineering – 1.74%
149,300	Great Lakes Dredge & Dock Corp. (a)	752,472
80,500	Primoris Services Corp.	1,441,755

		2,194,227

	Electric Utilities – 2.18%
34,300	Allete, Inc.	1,731,807
27,400	El Paso Electric Co.	1,008,868

		2,740,675

	Electrical Equipment – 2.94%
45,901	AZZ, Inc.	2,234,920
26,100	Regal Beloit Corp.	1,473,345

		3,708,265

Shares		Value

	Electronic Equipment, Instruments & Components – 2.89%
148,215	AVX Corp.	$1,940,134
156,840	Daktronics, Inc.	1,359,803
58,919	Richardson Electronics Ltd.	347,033

		3,646,970

	Energy Equipment & Services – 0.84%
20,500	Bristow Group, Inc.	536,280
39,600	Tidewater, Inc.	520,344

		1,056,624

	Food Products – 1.31%
24,100	Sanderson Farms, Inc.	1,652,537

	Gas Utilities – 2.30%
32,960	One Gas, Inc.	1,494,077
55,760	South Jersey Industries, Inc.	1,407,940

		2,902,017

	Health Care Equipment & Supplies – 1.17%
86,300	Meridian Bioscience, Inc.	1,475,730

	Health Care Providers & Services – 2.64%
15,100	Chemed Corp.	2,015,397
41,000	Owens & Minor, Inc.	1,309,540

		3,324,937

	Hotels, Restaurants & Leisure – 3.22%
33,100	Bob Evans Farms, Inc.	1,434,885
82,969	Interval Leisure Group, Inc.	1,523,311
16,060	Marriott Vacations Worldwide Corp.	1,094,328

		4,052,524

	Household Durables – 1.19%
31,551	Nacco Industries, Inc.	1,500,250

	Independent Power and Renewable Electricity Producers – 0.82%
62,500	Abengoa Yield PLC	1,034,375

	Insurance – 5.49%
38,000	Arthur J. Gallagher & Co.	1,568,640
45,904	FBL Financial Group, Inc.	2,824,014
57,000	James River Group Holdings Ltd.	1,532,730

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Dividend Value Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2015

Shares		Value

	Insurance – (continued)
10,900	Reinsurance Group of America, Inc.	$987,431

		6,912,815

	IT Services – 1.02%
99,570	EPIQ Systems, Inc.	1,286,444

	Machinery – 3.14%
44,820	Alamo Group, Inc.	2,095,335
48,500	John Bean Technologies Corp.	1,855,125

		3,950,460

	Media – 1.29%
85,100	Time, Inc.	1,621,155

	Metals & Mining – 1.35%
125,430	Commercial Metals Co.	1,699,577

	Multi-line Retail – 0.84%
106,900	Stage Stores, Inc.	1,051,896

	Multi-Utilities – 1.28%
29,900	Northwestern Corp.	1,609,517

	Oil, Gas & Consumable Fuels – 2.81%
94,900	Alon USA Energy, Inc.	1,714,843
51,100	World Fuel Services Corp.	1,829,380

		3,544,223

	Paper & Forest Products – 1.05%
76,970	P.H. Glatfelter Co.	1,325,423

	Professional Services – 1.48%
124,014	Resources Connection, Inc.	1,868,891

	Real Estate Investment Trusts (REITs) – 14.14%
175,733	CareTrust REIT, Inc.	1,994,570
211,400	Chambers Street Properties	1,371,986
269,300	CorEnergy Infrastructure Trust, Inc.	1,190,306
43,700	EdR	1,439,915
76,050	Gramercy Property Trust, Inc.	1,579,558
158,685	National Storage Affiliates	2,150,182
76,400	OUTFRONT Media, Inc.	1,589,120
32,230	Ryman Hospitality Properties, Inc.	1,586,683

Shares		Value

	Real Estate Investment Trusts (REITs) – (continued)
47,655	Sabra Health Care REIT, Inc.	$1,104,643
88,466	Spirit Realty Capital, Inc.	808,579
91,200	STAG Industrial, Inc.	1,660,752
76,675	Xenia Hotels & Resorts, Inc.	1,338,745

		17,815,039

	Semiconductors & Semiconductor Equipment – 4.02%
160,391	Cohu, Inc.	1,581,455
178,100	Cypress Semiconductor Corp.	1,517,412
176,261	IXYS Corp.	1,967,073

		5,065,940

	Specialty Retail – 1.78%
66,700	CST Brands, Inc.	2,245,122

	Textiles, Apparel & Luxury Goods – 0.91%
35,551	Culp, Inc.	1,140,121

	Thrifts & Mortgage Finance – 7.28%
65,000	Berkshire Hills Bancorp, Inc.	1,790,100
32,100	Iberiabank Corp.	1,868,541
99,200	Oritani Financial Corp.	1,549,504
111,100	Provident Financial Services, Inc.	2,166,450
138,000	United Financial Bancorp, Inc.	1,800,900

		9,175,495

	Trading Companies & Distributors – 2.12%
47,900	Kaman Corp.	1,717,215
57,600	Textainer Group Holdings Ltd.	949,824

		2,667,039

	Transportation Infrastructure – 1.41%
23,800	Macquarie Infrastructure Company LLC	1,776,908

	Total Common Stocks (Cost $116,909,174)	$123,049,798

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Dividend Value Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2015

Shares		Value

	SHORT TERM INVESTMENTS – 2.56%
	Money Market Funds – 2.56%
3,223,408	Fidelity Institutional Money Market Portfolio, 0.13%	$3,223,408

	Total Short Term Investments (Cost $3,223,408)	$3,223,408

	Total Investments – 100.23%
	(Cost $120,132,582)	$126,273,206
	Liabilities in Excess of Other Assets – (0.23)%	(285,579)

	TOTAL NET ASSETS – 100.00%	$125,987,627

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund

SCHEDULE OF INVESTMENTS

September 30, 2015

Shares		Value

	COMMON STOCKS – 97.49%
	Aerospace & Defense – 2.14%
133,000	Aerojet Rocketdyne Holdings, Inc. (a)	$2,151,940
38,500	Orbital ATK, Inc.	2,766,995

		4,918,935

	Auto Components – 2.52%
90,500	Allison Transmission Holdings, Inc.	2,415,445
44,300	Delphi Automotive PLC	3,368,572

		5,784,017

	Building Products – 1.38%
48,600	A.O. Smith Corporation	3,168,234

	Capital Markets – 2.11%
57,000	Legg Mason, Inc.	2,371,770
160,000	OM Asset Management PLC	2,467,200

		4,838,970

	Chemicals – 3.78%
30,100	Ashland, Inc.	3,028,662
152,200	Chemtura Corp. (a)	4,355,964
133,000	Huntsman Corp.	1,288,770

		8,673,396

	Commercial Banks – 8.65%
104,140	Hanmi Financial Corp.	2,624,328
239,700	Investors Bancorp, Inc.	2,957,898
169,500	LegacyTexas Financial Group, Inc.	5,166,360
97,700	Synovus Financial Corp.	2,891,920
72,840	UMB Financial Corp.	3,701,001
47,140	Wintrust Financial Corp.	2,518,690

		19,860,197

	Commercial Services & Supplies – 1.00%
70,000	Copart, Inc. (a)	2,303,000

	Communications Equipment – 1.01%
360,700	Mitel Networks Corp. (a)	2,326,515

	Consumer Finance – 1.39%
431,000	SLM Corp. (a)	3,189,400

Shares		Value

	Diversified Consumer Services – 2.82%
157,200	Carriage Services, Inc.	$3,393,948
96,100	Sotheby’s	3,073,278

		6,467,226

	Diversified Financial Services – 3.99%
95,900	Air Lease Corp.	2,965,228
73,300	CIT Group, Inc.	2,934,199
91,670	Fidelity National Financial, Inc.	3,251,535

		9,150,962

	Electrical Equipment – 1.72%
65,200	Generac Holdings, Inc. (a)	1,961,868
35,000	Regal Beloit Corp.	1,975,750

		3,937,618

	Electronic Equipment, Instruments & Components – 1.26%
157,300	Knowles Corp. (a)	2,899,039

	Food Products – 1.22%
112,930	Flowers Foods, Inc.	2,793,888

	Gas Utilities – 0.92%
42,300	National Fuel Gas Co.	2,114,154

	Health Care Equipment & Supplies – 2.88%
85,000	Alere, Inc. (a)	4,092,750
120,090	Wright Medical Group, Inc. (a)	2,524,292

		6,617,042

	Health Care Providers & Services – 1.16%
34,600	Cardinal Health, Inc.	2,657,972

	Home Furnishings – 1.36%
65,700	Fortune Brands Home & Security, Inc.	3,118,779

	Hotels, Restaurants & Leisure – 4.09%
201,900	Denny’s Corp. (a)	2,226,957
35,700	Jack In The Box, Inc.	2,750,328
64,710	Marriott Vacations Worldwide Corp.	4,409,339

		9,386,624

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2015

Shares		Value

	Household Durables – 2.66%
78,500	Jarden Corp. (a)	$3,837,080
173,300	Tri Pointe Group, Inc. (a)	2,268,497

		6,105,577

	Household Products – 1.42%
35,700	Spectrum Brands Holdings, Inc.	3,266,907

	Industrial Conglomerates – 1.26%
86,200	ITT Corp.	2,881,666

	Insurance – 3.94%
140,565	American Equity Investment Life Holding Co.	3,276,570
74,300	Arthur J. Gallagher & Co.	3,067,104
34,700	Hanover Insurance Group, Inc.	2,696,190

		9,039,864

	Internet & Catalog Retail – 1.15%
88,300	FTD Companies, Inc. (a)	2,631,340

	IT Services – 2.69%
66,700	Broadridge Financial Solutions, Inc.	3,691,845
28,600	Wex, Inc. (a)	2,483,624

		6,175,469

	Machinery – 7.17%
65,500	EnPro Industries, Inc.	2,565,635
98,900	ESCO Technologies, Inc.	3,550,510
106,600	John Bean Technologies Corp.	4,077,450
62,100	Oshkosh Corp.	2,256,093
95,700	Rexnord Corp. (a)	1,624,986
27,200	Wabtec Corp.	2,394,960

		16,469,634

	Media – 2.98%
57,500	Starz (a)	2,147,050
97,890	TEGNA, Inc.	2,191,757
70,500	Tribune Co.	2,509,800

		6,848,607

	Metals & Mining – 2.57%
165,800	Commercial Metals Co.	2,246,590
45,600	Kaiser Aluminum Corp.	3,659,400

		5,905,990

Shares		Value

	Oil, Gas & Consumable Fuels – 2.01%
59,410	Energen Corp.	$2,962,183
102,000	Rice Energy, Inc. (a)	1,648,320

		4,610,503

	Real Estate Investment Trusts (REITs) – 9.99%
270,560	CareTrust REIT, Inc.	3,070,856
76,175	Corrections Corporation of America	2,250,209
88,645	Gaming & Leisure Properties, Inc.	2,632,757
122,603	Iron Mountain, Inc.	3,803,145
46,300	Lamar Advertising Co.	2,415,934
65,780	Ryman Hospitality Properties, Inc.	3,238,349
122,900	Sabra Health Care REIT, Inc.	2,848,822
293,290	Spirit Realty Capital, Inc.	2,680,671

		22,940,743

	Real Estate Management & Development – 0.77%
134,800	Forestar Group, Inc. (a)	1,772,620

	Road & Rail – 2.55%
36,500	Genesee & Wyoming, Inc. (a)	2,156,420
50,100	Ryder System, Inc.	3,709,404

		5,865,824

	Software – 2.43%
57,150	CDK Global, Inc.	2,730,627
65,800	Verint Systems, Inc. (a)	2,839,270

		5,569,897

	Specialty Retail – 3.95%
58,600	Cabelas, Inc. (a)	2,672,160
94,300	CST Brands, Inc.	3,174,138
66,740	Penske Automotive Group, Inc.	3,232,885

		9,079,183

	Textiles, Apparel & Luxury Goods – 2.67%
111,500	Hanesbrands, Inc.	3,226,810
28,500	PVH Corp.	2,905,290

		6,132,100

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2015

Shares		Value

	Water Utilities – 1.88%
78,500	American Water Works Company, Inc.	$4,323,780

	Total Common Stocks (Cost $188,981,195)	$223,825,672

	SHORT TERM INVESTMENTS – 2.65%
	Money Market Funds – 2.65%
6,079,772	Fidelity Institutional Money Market Portfolio, 0.13%	$6,079,772

	Total Short Term Investments (Cost $6,079,772)	$6,079,772

	Total Investments – 100.14%
	(Cost $195,060,967)	$229,905,444
	Liabilities in Excess of Other Assets – (0.14)%	(327,859)

	TOTAL NET ASSETS – 100.00%	$229,577,585

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Value Fund

SCHEDULE OF INVESTMENTS

September 30, 2015

Shares		Value

	COMMON STOCKS – 97.77%
	Auto Components – 3.33%
25,310	Allison Transmission Holdings, Inc.	$675,524
20,200	Delphi Automotive PLC	1,536,008

		2,211,532

	Capital Markets – 2.79%
6,600	Ameriprise Financial, Inc.	720,258
36,300	Invesco Ltd.	1,133,649

		1,853,907

	Chemicals – 4.27%
12,460	Ashland, Inc.	1,253,725
28,330	FMC Corp.	960,670
64,620	Huntsman Corp.	626,168

		2,840,563

	Commercial Banks – 6.74%
21,474	BOK Financial Corp.	1,389,583
110,600	Investors Bancorp, Inc.	1,364,804
58,300	Synovus Financial Corp.	1,725,680

		4,480,067

	Construction & Engineering – 1.95%
53,670	Quanta Services, Inc. (a)	1,299,351

	Consumer Finance – 4.02%
29,180	Discover Financial Services	1,517,068
156,300	SLM Corp. (a)	1,156,620

		2,673,688

	Containers & Packaging – 1.83%
23,700	WestRock Co.	1,219,128

	Diversified Financial Services – 4.08%
43,583	Air Lease Corp.	1,347,586
34,100	CIT Group, Inc.	1,365,023

		2,712,609

	Electrical Equipment – 1.76%
20,740	Regal Beloit Corp.	1,170,773

	Electronic Equipment, Instruments & Components – 1.90%
68,690	Knowles Corp. (a)	1,265,957

	Food Products – 2.29%
61,680	Flowers Foods, Inc.	1,525,963

Shares		Value

	Health Care Providers & Services – 4.38%
16,310	AmerisourceBergen Corp.	$1,549,287
12,550	Laboratory Corporation of America Holdings (a)	1,361,298

		2,910,585

	Home Furnishings – 1.82%
25,500	Fortune Brands Home & Security, Inc.	1,210,485

	Hotels, Restaurants & Leisure – 3.98%
69,430	MGM Resorts International (a)	1,280,984
19,000	Wyndham Worldwide Corp.	1,366,100

		2,647,084

	Household Durables – 3.95%
35,085	Jarden Corp. (a)	1,714,955
69,780	Tri Pointe Group, Inc. (a)	913,420

		2,628,375

	Industrial Conglomerates – 2.07%
41,100	ITT Corp.	1,373,973

	Insurance – 8.31%
31,600	Arthur J. Gallagher & Co.	1,304,448
5,990	PartnerRe Ltd.	831,891
16,250	Reinsurance Group of America, Inc.	1,472,087
35,280	W.R. Berkley Corp.	1,918,174

		5,526,600

	IT Services – 2.45%
24,300	Fidelity National Information Services, Inc.	1,630,044

	Life Sciences Tools & Services – 1.98%
38,410	Agilent Technologies, Inc. (a)	1,318,615

	Media – 3.55%
14,400	Scripps Networks Interactive, Inc.	708,336
32,580	TEGNA, Inc.	729,466
25,900	Tribune Co.	922,040

		2,359,842

	Multiline Retail – 2.14%
21,300	Dollar Tree, Inc. (a)	1,419,858

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2015

Shares		Value

	Multi-Utilities – 2.42%
43,800	MDU Resources Group, Inc.	$753,360
31,300	OGE Energy Corp.	856,368

		1,609,728

	Oil, Gas & Consumable Fuels – 3.66%
20,300	Continental Resources, Inc. (a)	588,091
17,585	Energen Corp.	876,788
16,160	Valero Energy Corp.	971,216

		2,436,095

	Pharmaceuticals – 1.99%
8,400	Perrigo Co.	1,321,068

	Real Estate Investment Trusts (REITs) – 6.66%
43,807	Gaming & Leisure Properties, Inc.	1,301,068
48,750	Iron Mountain, Inc.	1,512,225
31,000	Lamar Advertising Co.	1,617,580

		4,430,873

	Road & Rail – 1.32%
11,830	Ryder System, Inc.	875,893

	Software – 1.23%
17,100	CDK Global, Inc.	817,038

	Specialty Retail – 3.26%
11,450	Advance Auto Parts, Inc.	2,170,119

	Textiles, Apparel & Luxury Goods – 4.00%
51,700	Hanesbrands, Inc.	1,496,198
11,450	PVH Corp.	1,167,213

		2,663,411

	Trading Companies & Distributors – 1.33%
14,770	United Rentals, Inc. (a)	886,939

	Water Utilities – 2.31%
27,890	American Water Works Company, Inc.	1,536,181

	Total Common Stocks (Cost $50,116,493)	$65,026,344

Shares		Value

	SHORT TERM INVESTMENTS – 2.32%
	Money Market Funds – 2.32%
1,540,764	Fidelity Institutional Money Market Portfolio, 0.13%	$1,540,764

	Total Short Term Investments (Cost $1,540,764)	$1,540,764

	Total Investments – 100.09%
	(Cost $51,657,257)	$66,567,108
	Liabilities in Excess of Other Assets – (0.09)%	(59,624)

	TOTAL NET ASSETS – 100.00%	$66,507,484

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Dividend Value Fund

SCHEDULE OF INVESTMENTS

September 30, 2015

Shares		Value

	COMMON STOCKS – 96.07%
	Auto Components – 1.77%
5,700	Autoliv, Inc.	$621,357

	Capital Markets – 3.09%
4,200	Ameriprise Financial, Inc.	458,346
8,300	Federated Investors, Inc.	239,870
9,300	Legg Mason, Inc.	386,973

		1,085,189

	Chemicals – 2.64%
12,575	FMC Corp.	426,418
11,925	RPM International, Inc.	499,539

		925,957

	Commercial Banks – 5.55%
29,350	Associated Banc-Corp.	527,419
7,250	BOK Financial Corp.	469,148
11,800	Comerica, Inc.	484,979
9,075	UMB Financial Corp.	461,101

		1,942,647

	Commercial Services & Supplies – 3.33%
4,800	Dun & Bradstreet Corp.	503,999
8,650	Republic Services, Inc.	356,380
12,000	Ritchie Bros. Auctioneers, Inc.	310,560

		1,170,939

	Communications Equipment – 1.23%
5,905	Harris Corp.	431,951

	Construction Materials – 2.50%
9,825	Vulcan Materials Co.	876,390

	Consumer Finance – 1.40%
9,450	Discover Financial Services	491,306

	Containers & Packaging – 1.58%
10,775	WestRock Co.	554,266

	Diversified Financial Services – 1.96%
17,175	CIT Group, Inc.	687,515

	Electric Utilities – 0.90%
9,625	PPL Corp.	316,566

	Energy Equipment & Services – 0.95%
26,525	Superior Energy Services, Inc.	335,011

Shares		Value

	Food Products – 2.23%
13,950	ConAgra Foods, Inc.	$565,115
2,500	Ingredion, Inc.	218,275

		783,390

	Gas Utilities – 3.34%
6,100	National Fuel Gas Co.	304,878
18,025	Questar Corp.	349,865
14,800	UGI Corp.	515,337

		1,170,080

	Health Care Equipment & Supplies – 2.40%
7,450	St. Jude Medical, Inc.	470,021
3,000	Teleflex, Inc.	372,630

		842,651

	Health Care Providers & Services – 3.54%
4,300	AmerisourceBergen Corp.	408,457
6,175	CIGNA Corp.	833,748

		1,242,205

	Hotels, Restaurants & Leisure – 0.98%
4,800	Wyndham Worldwide Corp.	345,120

	Industrial Conglomerates – 1.89%
19,795	ITT Corp.	661,747

	Insurance – 5.17%
13,725	Arthur J. Gallagher & Co.	566,568
12,450	Lincoln National Corp.	590,877
7,250	Reinsurance Group of America, Inc.	656,778

		1,814,223

	IT Services – 6.19%
17,000	Broadridge Financial Solutions, Inc.	940,949
7,275	Fidelity National Information Services, Inc.	488,007
16,325	Total System Services, Inc.	741,645

		2,170,601

	Leisure Equipment & Products – 0.62%
3,000	Hasbro, Inc.	216,420

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Dividend Value Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2015

Shares		Value

	Machinery – 2.29%
12,150	Oshkosh Corp.	$441,410
2,400	Snap-On, Inc.	362,256

		803,666

	Media – 4.17%
9,350	Scripps Networks Interactive, Inc.	459,927
22,325	TEGNA, Inc.	499,856
26,300	Time, Inc.	501,014

		1,460,797

	Multi-Utilities – 3.11%
23,325	MDU Resources Group, Inc.	401,190
19,400	NRG Energy, Inc.	288,090
14,700	OGE Energy Corp.	402,192

		1,091,472

	Oil, Gas & Consumable Fuels – 4.89%
17,650	Cabot Oil & Gas Corp.	385,829
8,925	Energen Corp.	445,001
6,025	EQT Corp.	390,239
10,075	HollyFrontier Corp.	492,063

		1,713,132

	Real Estate Investment Trusts (REITs) – 15.30%
3,900	Alexandria Real Estate Equities, Inc.	330,213
25,825	Brixmor Property Group, Inc.	606,370
17,000	Corrections Corporation of America	502,180
36,675	DDR Corp.	564,061
10,650	EPR Properties	549,221
8,000	Equity Lifestyle Properties, Inc.	468,560
15,825	Healthcare Trust of America, Inc.	387,871
20,490	Iron Mountain, Inc.	635,599
9,805	Lamar Advertising Co.	511,625
45,275	Spirit Realty Capital, Inc.	413,814
22,600	Xenia Hotels & Resorts, Inc.	394,596

		5,364,110

	Road & Rail – 1.51%
7,150	Ryder System, Inc.	529,386

Shares		Value

	Semiconductors & Semiconductor Equipment – 2.78%
4,535	Avago Technologies Ltd.	$566,921
10,115	Linear Technology Corp.	408,140

		975,061

	Software – 0.65%
3,300	Jack Henry & Associates, Inc.	229,713

	Specialty Retail – 2.35%
23,275	American Eagle Outfitters	363,788
6,400	Foot Locker, Inc.	460,608

		824,396

	Textiles, Apparel & Luxury Goods – 0.77%
2,300	Ralph Lauren Corp.	271,768

	Thrifts & Mortgage Finance – 1.36%
46,875	First Niagara Financial Group, Inc.	478,594

	Transportation Infrastructure – 1.48%
6,950	Macquarie Infrastructure Company LLC	518,887

	Water Utilities – 2.15%
13,725	American Water Works Company, Inc.	755,973

	Total Common Stocks (Cost $28,176,885)	$33,702,486

	EXCHANGE TRADED FUNDS – 0.48%
	Diversified Financial Services – 0.48%
2,500	iShares Russell Mid Cap Value Index Fund	$167,725

	Total Exchange Traded Funds (Cost $164,029)	$167,725

	SHORT TERM INVESTMENTS – 3.34%
	Money Market Funds – 3.34%
1,172,110	Fidelity Institutional Money Market Portfolio, 0.13%	$1,172,110

	Total Short Term Investments (Cost $1,172,110)	$1,172,110

	Total Investments – 99.89%
	(Cost $29,513,024)	$35,042,321

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Dividend Value Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2015

Shares		Value

	Other Assets in Excess of Liabilities – 0.11%	$39,468

	TOTAL NET ASSETS – 100.00%	$35,081,789

Percentages are stated as a percent of net assets.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

KEELEY All Cap Value Fund

SCHEDULE OF INVESTMENTS

September 30, 2015

Shares		Value

	COMMON STOCKS – 95.33%
	Beverages – 4.10%
30,710	Molson Coors Brewing Co.	$2,549,544
16,000	Pepsico, Inc.	1,508,800

		4,058,344

	Biotechnology – 4.95%
92,300	Baxalta, Inc.	2,908,373
20,200	Gilead Sciences, Inc.	1,983,438

		4,891,811

	Capital Markets – 2.02%
185,128	Silvercrest Asset Management Group, Inc.	2,001,234

	Chemicals – 1.91%
18,770	Ashland, Inc.	1,888,637

	Commercial Banks – 6.06%
76,600	Hanmi Financial Corp.	1,930,320
38,620	Texas Capital Bancshares, Inc. (a)	2,024,460
40,000	UMB Financial Corp.	2,032,400

		5,987,180

	Computers & Peripherals – 1.98%
76,450	Hewlett Packard Co.	1,957,884

	Construction & Engineering – 2.57%
105,090	Quanta Services, Inc. (a)	2,544,229

	Consumer Finance – 3.76%
38,840	Discover Financial Services	2,019,292
229,000	SLM Corp. (a)	1,694,600

		3,713,892

	Diversified Financial Services – 3.28%
63,790	Air Lease Corp.	1,972,387
35,900	Fidelity National Financial, Inc.	1,273,373

		3,245,760

	Electronic Equipment, Instruments & Components – 2.60%
139,590	Knowles Corp. (a)	2,572,644

	Energy Equipment & Services – 2.70%
45,930	Dril-Quip, Inc. (a)	2,674,045

	Food Products – 1.88%
44,300	Mondelez International, Inc.	1,854,841

Shares		Value

	Gas Utilities – 2.16%
109,800	Questar Corp.	$2,131,218

	Health Care Equipment & Supplies – 6.21%
57,200	Baxter International, Inc.	1,879,020
27,224	Medtronic PLC	1,822,375
116,000	Wright Medical Group, Inc. (a)	2,438,320

		6,139,715

	Health Care Providers & Services – 4.82%
19,100	AmerisourceBergen Corp.	1,814,309
19,500	Cardinal Health, Inc.	1,497,990
18,000	Express Scripts Holding Co. (a)	1,457,280

		4,769,579

	Hotels, Restaurants & Leisure – 1.42%
100,000	Del Taco Restaurants, Inc. (a)	1,400,000

	Industrial Conglomerates – 1.52%
36,300	Johnson Controls, Inc.	1,501,368

	Insurance – 8.64%
16,600	Ace Ltd.	1,716,440
46,125	American Equity Investment Life Holding Co.	1,075,174
31,600	Arthur J. Gallagher & Co.	1,304,448
31,000	Hanover Insurance Group, Inc.	2,408,700
22,500	Reinsurance Group of America, Inc.	2,038,275

		8,543,037

	IT Services – 4.29%
34,200	Fidelity National Information Services, Inc.	2,294,136
62,850	Paypal Holdings, Inc. (a)	1,950,864

		4,245,000

	Leisure Products – 1.60%
35,700	Vista Outdoor, Inc. (a)	1,586,151

	Life Sciences Tools & Services – 2.53%
73,000	Agilent Technologies, Inc. (a)	2,506,090

The accompanying notes are an integral part of these financial statements.

KEELEY All Cap Value Fund

SCHEDULE OF INVESTMENTS (Continued)

September 30, 2015

Shares		Value

	Machinery – 1.66%
19,900	Illinois Tool Works, Inc.	$1,637,969

	Media – 5.46%
107,290	E.W. Scripps Company	1,895,814
80,080	TEGNA, Inc.	1,792,991
47,930	Tribune Co.	1,706,308

		5,395,113

	Metals & Mining – 1.78%
21,900	Kaiser Aluminum Corp.	1,757,475

	Multi-Utilities – 3.93%
112,290	MDU Resources Group, Inc.	1,931,388
131,480	NRG Energy, Inc.	1,952,478

		3,883,866

	Oil, Gas & Consumable Fuels – 2.41%
16,390	EOG Resources, Inc.	1,193,192
18,050	Occidental Petroleum Corp.	1,194,007

		2,387,199

	Pharmaceuticals – 9.09%
39,290	Mylan N.V. (a)	1,581,815
11,000	Perrigo Co.	1,729,970
85,780	Pfizer, Inc.	2,694,350
23,000	Teva Pharmaceutical Industries Ltd. – ADR	1,298,580
40,799	Zoetis, Inc.	1,680,103

		8,984,818

	Total Common Stocks (Cost $88,740,727)	$94,259,099

	SHORT TERM INVESTMENTS – 4.67%
	Money Market Funds – 4.67%
4,621,059	Fidelity Institutional Money Market Portfolio, 0.13%	$4,621,059

	Total Short Term Investments (Cost $4,621,059)	$4,621,059

	Total Investments – 100.00%
	(Cost $93,361,786)	$98,880,158
	Liabilities in Excess of Other Assets – 0.00%	(747)

	TOTAL NET ASSETS – 100.00%	$98,879,411

Percentages are stated as a percent of net assets.

ADR – American Depository Receipt

(a)	Non-income producing security.

The industry classifications listed above are in accordance with Global Industry Classification Standards (GICS®), which was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).

The accompanying notes are an integral part of these financial statements.

(This page is intentionally left blank.)

KEELEY Funds, Inc.

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2015

Small Cap Value Fund
ASSETS:
Investments, at value (1)	$1,645,134,088
Cash	—
Receivable for investments sold	22,884,480
Receivable for shares issued	691,027
Dividends and interest receivable	2,068,795
Prepaid expenses and other assets	27,848

Total Assets	1,670,806,238

LIABILITIES:
Payable for investments purchased	1,648,890
Payable for shares redeemed	11,678,563
Payable upon return of securities on loan (3)	27,552,825
Payable to Adviser	1,344,987
Payable to Directors	164,706
Accrued 12b-1 fees - Class A	165,438
Other accrued expenses	872,320

Total Liabilities	43,427,729

NET ASSETS	$1,627,378,509

NET ASSETS CONSIST OF:
Capital stock	$1,288,093,141
Accumulated undistributed net investment income/(loss)	202,953
Accumulated undistributed net realized gain/(loss) on investments	183,412,308
Net unrealized appreciation/(depreciation) on investments	155,670,107

NET ASSETS	$1,627,378,509

CAPITAL STOCK, $0.0001 par value
Class A Shares
Authorized	500,000,000
Issued and outstanding	30,078,602
NET ASSETS	$1,011,543,614
NET ASSET VALUE	$33.63

MAXIMUM OFFERING PRICE PER SHARE (2)	$35.21

Class I Shares
Authorized	100,000,000
Issued and outstanding	18,126,129
NET ASSETS	$615,834,895
NET ASSET VALUE	$33.97

(1) Cost of Investments	$1,489,463,981
(2)	Includes a sales load of 4.50% (see Note 7 of the Notes to the Financial Statements).
(3)	The market value of securities on loan was $26,782,048 as of September 30, 2015.

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENT OF ASSETS AND LIABILITIES (Continued)

September 30, 2015

Small Cap Dividend Value Fund	Small-Mid Cap Value Fund	Mid Cap Value Fund	Mid Cap Dividend Value Fund	All Cap Value Fund

$126,273,206	$229,905,444	$66,567,108	$35,042,321	$98,880,158
9,120	13,600	—	1,905	—
123,615	145,093	—	—	—
34,991	310,508	1,417	6,370	2,635
318,878	337,399	43,704	82,690	144,512
8,864	24,247	12,013	20,191	11,593

126,768,674	230,736,291	66,624,242	35,153,477	99,038,898

369,011	100,109	—	—	—
230,934	745,292	1,000	9,150	4,700
—	—	—	—	—
82,777	170,836	48,670	18,332	72,958
12,942	22,498	8,096	4,851	10,796
7,738	16,817	8,143	2,147	9,551
77,645	103,154	50,849	37,208	61,482

781,047	1,158,706	116,758	71,688	159,487

$125,987,627	$229,577,585	$66,507,484	$35,081,789	$98,879,411

$115,603,405	$189,387,730	$81,905,708	$28,128,912	$82,088,835
(15,609)	599,527	287,571	(2,755)	806,077
4,259,207	4,745,851	(30,595,646)	1,426,335	10,466,127
6,140,624	34,844,477	14,909,851	5,529,297	5,518,372

$125,987,627	$229,577,585	$66,507,484	$35,081,789	$98,879,411

100,000,000	100,000,000	100,000,000	100,000,000	100,000,000
2,576,374	6,897,641	2,700,999	652,013	3,175,534
$39,189,833	$86,689,255	$38,210,524	$11,105,132	$52,171,107
$15.21	$12.57	$14.15	$17.03	$16.43

$15.93	$13.16	$14.81	$17.83	$17.20

100,000,000	100,000,000	100,000,000	100,000,000	100,000,000
5,698,257	11,163,491	1,978,053	1,407,514	2,814,298
$86,797,794	$142,888,330	$28,296,960	$23,976,657	$46,708,304
$15.23	$12.80	$14.31	$17.03	$16.60

$120,132,582	$195,060,967	$51,657,257	$29,513,024	$93,361,786

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENT OF OPERATIONS

For the year ended September 30, 2015

Small Cap Value Fund
INVESTMENT INCOME:
Dividend income	$32,481,227
Less: Foreign withholding tax	(92,119)
Interest income	15,159
Securities lending income, net	98,862

Total Investment Income	32,503,129

EXPENSES:
Investment advisory fees	21,959,575
12b-1 fees - Class A	3,451,062
Shareholder servicing fees	1,164,421
Transfer agent fees and expenses	565,883
Federal and state registration fees	75,375
Audit expense	58,670
Fund accounting and administration fees	525,298
Directors’ fees	461,474
Custody fees	115,707
Reports to shareholders	430,398
Interest expense	78,357
Other	415,142

Total expenses before reimbursement	29,301,362
Reimbursement of expenses by Adviser	—

NET EXPENSES	29,301,362

NET INVESTMENT INCOME/(LOSS)	3,201,767

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on investment from sales of investments	251,608,838
Change in net unrealized appreciation/(depreciation) on investments	(350,951,048)

Net Loss on Investments	(99,342,210)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(96,140,443)

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENT OF OPERATIONS (Continued)

For the year ended September 30, 2015

Small Cap Dividend Value Fund	Small-Mid Cap Value Fund	Mid Cap Value Fund	Mid Cap Dividend Value Fund	All Cap Value Fund

$4,044,466	$4,122,357	$1,388,784	$686,755	$2,350,017
—	—	—	(945)	(4,973)
2,507	5,308	727	1,341	2,924
—	—	—	—	—

4,046,973	4,127,665	1,389,511	687,151	2,347,968

1,487,363	2,878,648	793,770	342,291	1,180,421
124,920	265,700	118,547	27,345	157,945
74,368	143,932	39,689	17,115	59,021
33,689	64,216	17,945	7,371	25,490
41,600	53,795	32,800	31,792	35,687
25,844	25,844	25,844	25,844	25,844
37,809	69,497	21,052	11,978	30,359
32,454	56,881	19,281	11,371	26,375
8,794	12,868	3,682	4,136	5,892
22,770	45,985	11,156	5,587	14,934
341	4,998	1,339	—	243
27,227	53,833	14,878	7,222	21,987

1,917,179	3,676,197	1,099,983	492,052	1,584,198
(221,409)	(127,837)	(76,352)	(104,098)	(81,992)

1,695,770	3,548,360	1,023,631	387,954	1,502,206

2,351,203	579,305	365,880	299,197	845,762

5,818,434	5,171,629	4,305,291	1,589,599	18,475,883
(10,849,295)	(24,166,568)	(11,101,280)	(2,443,211)	(30,190,784)

(5,030,861)	(18,994,939)	(6,795,989)	(853,612)	(11,714,901)

$(2,679,658)	$(18,415,634)	$(6,430,109)	$(554,415)	$(10,869,139)

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS

	Small Cap Value Fund
	Year Ended September 30, 2015	Year Ended September 30, 2014
OPERATIONS:
Net investment income	$3,201,767	$635,747
Net realized gain on investments	251,608,838	536,790,214
Change in net unrealized appreciation/(depreciation) on investments	(350,951,048)	(445,352,877)

Net increase/(decrease) in net assets resulting from operations	(96,140,443)	92,073,084

DISTRIBUTIONS:
Net investment income - Class A	—	(6,856,702)
Net investment income - Class I	(2,413,851)	(5,148,644)
Net realized gains - Class A	(3,208,833)	—
Net realized gains - Class I	(2,214,872)	—

Total Distributions	(7,837,556)	(12,005,346)

CAPITAL STOCK TRANSACTIONS
Class A Shares
Proceeds from shares issued	163,488,899	254,303,472
Proceeds from distributions reinvested	3,008,708	6,479,366
Cost of shares redeemed	(643,140,034)	(803,370,222)

Net increase/(decrease) from capital stock transactions	(476,642,427)	(542,587,384)

Class I Shares
Proceeds from shares issued	193,655,676	403,062,062
Proceeds from distributions reinvested	4,021,823	3,517,834
Cost of shares redeemed	(513,419,666)	(396,773,621)

Net increase/(decrease) from capital stock transactions	(315,742,167)	9,806,275

TOTAL INCREASE/(DECREASE) IN NET ASSETS	(896,362,593)	(452,713,371)

NET ASSETS:
Beginning of period	2,523,741,102	2,976,454,473

End of period	$1,627,378,509	$2,523,741,102

Accumulated undistributed net investment income/(loss)	$202,953	$(33,899)

CAPITAL SHARE TRANSACTIONS:
Class A Shares
Shares sold	4,333,376	6,741,378
Issued to shareholder in reinvestment of dividends	83,182	168,821
Shares redeemed	(17,168,623)	(21,271,351)

Net increase/(decrease) from capital stock transactions	(12,752,065)	(14,361,152)

Class I Shares
Shares sold	5,101,981	10,569,580
Issued to shareholder in reinvestment of dividends	106,303	90,924
Shares redeemed	(13,608,759)	(10,273,436)

Net increase/(decrease) from capital stock transactions	(8,400,475)	387,068

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

Small Cap Dividend Value Fund		Small-Mid Cap Value Fund
Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014

$2,351,203	$1,813,338	$579,305	$1,075,264
5,818,434	8,439,344	5,171,629	30,258,161
(10,849,295)	(2,204,663)	(24,166,568)	(17,208,705)

(2,679,658)	8,048,019	(18,415,634)	14,124,720

(755,983)	(1,035,694)	(262,981)	(132,570)
(1,778,273)	(1,285,809)	(809,240)	(439,424)
(2,851,967)	(2,914,741)	(11,074,191)	(13,245,545)
(5,042,966)	(2,388,849)	(18,070,576)	(17,971,119)

(10,429,189)	(7,625,093)	(30,216,988)	(31,788,658)

9,898,046	23,750,243	21,392,068	37,425,149
3,299,066	3,765,454	10,946,586	12,891,844
(29,604,498)	(52,481,999)	(38,221,931)	(38,645,402)

(16,407,386)	(24,966,302)	(5,883,277)	11,671,591

21,458,091	33,288,992	45,202,190	83,063,619
6,697,378	3,564,778	18,630,895	18,327,660
(24,780,231)	(12,566,644)	(76,640,236)	(49,199,365)

3,375,238	24,287,126	(12,807,151)	52,191,914

(26,140,995)	(256,250)	(67,323,050)	46,199,567

152,128,622	152,384,872	296,900,635	250,701,068

$125,987,627	$152,128,622	$229,577,585	$296,900,635

$(15,609)	$(7,215)	$599,527	$1,054,717

582,614	1,362,230	1,489,769	2,359,409
198,501	213,726	816,416	821,660
(1,739,846)	(3,006,440)	(2,691,538)	(2,441,327)

(958,731)	(1,430,484)	(385,353)	739,742

1,259,151	1,901,948	3,099,867	5,157,881
402,048	202,405	1,362,503	1,151,958
(1,480,397)	(725,459)	(5,328,688)	(3,085,813)

180,802	1,378,894	(866,318)	3,224,026

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Mid Cap Value Fund
	Year Ended September 30, 2015	Year Ended September 30, 2014
OPERATIONS:
Net investment income/(loss)	$365,880	$563,529
Net realized gain/(loss) on investments	4,305,291	7,881,092
Change in net unrealized appreciation / (depreciation) on investments and non-interested directors deferred compensation	(11,101,280)	(1,389,738)

Net increase/(decrease) in net assets resulting from operations	(6,430,109)	7,054,883

DISTRIBUTIONS:
Net investment income - Class A	(320,919)	—
Net investment income - Class I	(361,154)	(30,616)
Net realized gains - Class A	—	—
Net realized gains - Class I	—	—

Total Distributions	(682,073)	(30,616)

CAPITAL STOCK TRANSACTIONS
Class A Shares
Proceeds from shares issued	4,129,429	3,142,822
Proceeds from distributions reinvested	305,534	—
Cost of shares redeemed	(14,384,735)	(6,302,390)

Net increase/(decrease) from capital stock transactions	(9,949,772)	(3,159,568)

Class I Shares
Proceeds from shares issued	4,089,862	11,038,453
Proceeds from distributions reinvested	269,668	24,557
Cost of shares redeemed	(7,105,393)	(4,168,057)

Net increase/(decrease) from capital stock transactions	(2,745,863)	6,894,953

TOTAL INCREASE/(DECREASE) IN NET ASSETS	(19,807,817)	10,759,652

NET ASSETS:
Beginning of period	86,315,301	75,555,649

End of period	$66,507,484	$86,315,301

Accumulated undistributed net investment income/(loss)	$287,571	$591,334

CAPITAL SHARE TRANSACTIONS:
Class A Shares
Shares sold	256,509	200,809
Issued to shareholder in reinvestment of dividends	19,228	—
Shares redeemed	(912,470)	(395,606)

Net increase/(decrease) from capital stock transactions	(636,733)	(194,797)

Class I Shares
Shares sold	260,255	695,987
Issued to shareholder in reinvestment of dividends	16,812	1,537
Shares redeemed	(449,238)	(255,879)

Net increase/(decrease) from capital stock transactions	(172,171)	441,645

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

Mid Cap Dividend Value Fund		All Cap Value Fund
Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014

$299,197	$331,780	$845,762	$261,726
1,589,599	555,329	18,475,883	12,712,246
(2,443,211)	3,114,473	(30,190,784)	(68,921)

(554,415)	4,001,582	(10,869,139)	12,905,051

(85,321)	(121,297)	(80,066)	(77,166)
(241,434)	(252,099)	(211,508)	(132,681)
(209,004)	(92,175)	—	—
(435,462)	(153,045)	—	—

(971,221)	(618,616)	(291,574)	(209,847)

6,478,265	1,170,675	8,633,957	6,502,477
285,183	206,207	78,141	75,181
(6,460,503)	(722,197)	(18,750,648)	(11,308,866)

302,945	654,685	(10,038,550)	(4,731,208)

5,194,427	1,228,356	3,425,892	12,168,035
676,896	405,144	211,508	132,681
(321,382)	(81,464)	(10,517,042)	(5,247,779)

5,549,941	1,552,036	(6,879,642)	7,052,937

4,327,250	5,589,687	(28,078,905)	15,016,933

30,754,539	25,164,852	126,958,316	111,941,383

$35,081,789	$30,754,539	$98,879,411	$126,958,316

$(2,755)	$(1,070)	$806,077	$255,519

343,104	69,094	464,231	359,414
16,098	11,989	4,181	4,195
(346,493)	(41,537)	(1,020,658)	(610,981)

12,709	39,546	(552,246)	(247,372)

277,995	72,013	183,224	648,573
38,089	23,503	11,221	7,347
(17,874)	(4,670)	(570,474)	(290,466)

298,210	90,846	(376,029)	365,454

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund

FINANCIAL HIGHLIGHTS

	Year Ended September 30,
	2015	2014	2013	2012	2011
CLASS A (1)
Net asset value, beginning of period	$36.25	$35.62	$27.01	$20.29	$21.17

Income from investment operations:
Net investment income/(loss) (2)	0.01	(0.02)	0.16	0.02	(0.06)
Net realized and unrealized gain/(loss) on investments	(2.55)	0.77	8.51	6.70	(0.82)

Total from investment operations	(2.54)	0.75	8.67	6.72	(0.88)

Less distributions:
Net investment income	—	(0.12)	(0.06)	—	—
Net realized gains	(0.08)	—	—	—	—

Net asset value, end of period	$33.63	$36.25	$35.62	$27.01	$20.29

Total return (3)	(7.02)%	2.10%	32.17%	33.12%	(4.16)%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$1,011,544	$1,552,587	$2,036,972	$1,808,213	$2,048,832
Ratio of expenses to average net assets (4)	1.36%	1.35%	1.36%	1.39%	1.35%
Ratio of net investment income/(loss) to average net assets	0.04%	(0.06)%	0.52%	0.07%	(0.26)%
Prior to Reimbursement:
Ratio of expenses to average net assets (4)	1.36%	1.35%	1.36%	1.39%	1.35%
Ratio of net investment income/(loss) to average net assets	0.04%	(0.06)%	0.52%	0.07%	(0.26)%
Portfolio turnover rate	24.70%	42.72%	51.12%	25.87%	18.98%
CLASS I (1)
Net asset value, beginning of period	$36.61	$35.94	$27.28	$20.44	$21.28

Income from investment operations:
Net investment income/(loss) (2)	0.11	0.07	0.24	0.08	0.00 (5)
Net realized and unrealized gain/(loss) on investments	(2.58)	0.79	8.58	6.76	(0.84)

Total from investment operations	(2.47)	0.86	8.82	6.84	(0.84)

Less distributions:
Net investment income	(0.09)	(0.19)	(0.16)	—	—
Net realized gains	(0.08)	—	—	—	—

Net asset value, end of period	$33.97	$36.61	$35.94	$27.28	$20.44

Total return (3)	(6.80)%	2.36%	32.49%	33.46%	(3.95)%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$615,835	$971,154	$939,482	$826,529	$711,751
Ratio of expenses to average net assets (4)	1.11%	1.10%	1.11%	1.14%	1.10%
Ratio of net investment income/(loss) to average net assets	0.29%	0.19%	0.77%	0.32%	(0.01)%
Prior to Reimbursement:
Ratio of expenses to average net assets (4)	1.11%	1.10%	1.11%	1.14%	1.10%
Ratio of net investment income/(loss) to average net assets	0.29%	0.19%	0.77%	0.32%	(0.01)%
Portfolio turnover rate	24.70%	42.72%	51.12%	25.87%	18.98%

(1)	Per share data is for a share outstanding throughout the period.
(2)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(3)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7 of the Notes to the Financial Statements).
(4)	The ratio of expenses to average net assets includes interest expense where applicable. (see Note 3 of the Notes to the Financial Statements).
(5)	Amount calculated is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Dividend Value Fund

FINANCIAL HIGHLIGHTS

	Year Ended September 30,
	2015	2014	2013	2012	2011
CLASS A (1)
Net asset value, beginning of period	$16.79	$16.73	$14.21	$11.36	$11.57

Income from investment operations:
Net investment income/(loss) (2)	0.24	0.17	0.23	0.21	0.18
Net realized and unrealized gain/(loss) on investments	(0.65)	0.68	2.96	3.14	0.15

Total from investment operations	(0.41)	0.85	3.19	3.35	0.33

Less distributions:
Net investment income	(0.26)	(0.22)	(0.28)	(0.20)	(0.18)
Net realized gains	(0.91)	(0.57)	(0.39)	(0.30)	(0.36)

Net asset value, end of period	$15.21	$16.79	$16.73	$14.21	$11.36

Total return (3)	(2.93)%	4.90%	23.20%	29.90%	2.38%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$39,190	$59,360	$83,061	$32,549	$14,114
Ratio of expenses to average net assets (4)	1.31%	1.39%	1.39%	1.39%	1.39%
Ratio of net investment income/(loss) to average net assets	1.41%	0.96%	1.48%	1.53%	1.29%
Prior to Reimbursement:
Ratio of expenses to average net assets (4)	1.46%	1.43%	1.48%	1.56%	1.66%
Ratio of net investment income/(loss) to average net assets	1.26%	0.92%	1.39%	1.36%	1.02%
Portfolio turnover rate	26.59%	38.81%	27.19%	28.98%	57.78%
CLASS I (1)
Net asset value, beginning of period	$16.81	$16.75	$14.22	$11.37	$11.57

Income from investment operations:
Net investment income/(loss) (2)	0.28	0.21	0.27	0.24	0.21
Net realized and unrealized gain/(loss) on investments	(0.65)	0.69	2.97	3.14	0.16

Total from investment operations	(0.37)	0.90	3.24	3.38	0.37

Less distributions:
Net investment income	(0.30)	(0.27)	(0.32)	(0.23)	(0.21)
Net realized gains	(0.91)	(0.57)	(0.39)	(0.30)	(0.36)

Net asset value, end of period	$15.23	$16.81	$16.75	$14.22	$11.37

Total return (3)	(2.68)%	5.17%	23.53%	30.16%	2.69%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$86,798	$92,769	$69,324	$31,495	$16,789
Ratio of expenses to average net assets (4)	1.06%	1.14%	1.14%	1.14%	1.14%
Ratio of net investment income/(loss) to average net assets	1.66%	1.21%	1.73%	1.78%	1.54%
Prior to Reimbursement:
Ratio of expenses to average net assets (4)	1.21%	1.18%	1.23%	1.31%	1.41%
Ratio of net investment income/(loss) to average net assets	1.51%	1.17%	1.64%	1.61%	1.27%
Portfolio turnover rate	26.59%	38.81%	27.19%	28.98%	57.78%

(1)	Per share data is for a share outstanding throughout the period.
(2)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(3)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7 of the Notes to the Financial Statements).
(4)	The ratio of expenses to average net assets includes interest expense where applicable. (see Note 3 of the Notes to the Financial Statements).

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund

FINANCIAL HIGHLIGHTS

	Year Ended September 30,
	2015	2014	2013	2012	2011
CLASS A (1)
Net asset value, beginning of period	$15.22	$16.21	$12.12	$8.54	$8.91

Income from investment operations:
Net investment income/(loss) (2)	0.01	0.04	0.08	(0.05)	(0.05)
Net realized and unrealized gain/(loss) on investments	(1.05)	0.97	4.18	3.63	(0.32)

Total from investment operations	(1.04)	1.01	4.26	3.58	(0.37)

Less distributions:
Net investment income	(0.03)	(0.02)	(0.03)	—	—
Net realized gains	(1.58)	(1.98)	(0.14)	—	—

Net asset value, end of period	$12.57	$15.22	$16.21	$12.12	$8.54

Total return (3)	(7.42)%	5.88%	35.49%	41.92%	(4.15)%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$86,689	$110,862	$106,054	$65,283	$46,334
Ratio of expenses to average net assets (4)	1.39%	1.39%	1.39%	1.40%	1.40%
Ratio of net investment income/(loss) to average net assets	0.04%	0.23%	0.58%	(0.45)%	(0.43)%
Prior to Reimbursement:
Ratio of expenses to average net assets (4)	1.43%	1.42%	1.43%	1.45%	1.47%
Ratio of net investment income/(loss) to average net assets	0.00%	0.20%	0.54%	(0.50)%	(0.50)%
Portfolio turnover rate	20.43%	43.10%	68.27%	51.11%	78.42%
CLASS I (1)
Net asset value, beginning of period	$15.46	$16.43	$12.25	$8.62	$8.96

Income from investment operations:
Net investment income/(loss) (2)	0.04	0.08	0.12	(0.02)	(0.02)
Net realized and unrealized gain/(loss) on investments	(1.06)	0.98	4.24	3.65	(0.32)

Total from investment operations	(1.02)	1.06	4.36	3.63	(0.34)

Less distributions:
Net investment income	(0.06)	(0.05)	(0.04)	—	—
Net realized gains	(1.58)	(1.98)	(0.14)	—	—

Net asset value, end of period	$12.80	$15.46	$16.43	$12.25	$8.62

Total return (3)	(7.18)%	6.11%	35.93%	42.11%	(3.79)%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$142,888	$186,039	$144,647	$118,712	$72,573
Ratio of expenses to average net assets (4)	1.14%	1.14%	1.14%	1.15%	1.15%
Ratio of net investment income/(loss) to average net assets	0.29%	0.48%	0.83%	(0.20)%	(0.18)%
Prior to Reimbursement:
Ratio of expenses to average net assets (4)	1.18%	1.17%	1.18%	1.20%	1.22%
Ratio of net investment income/(loss) to average net assets	0.25%	0.45%	0.79%	(0.25)%	(0.25)%
Portfolio turnover rate	20.43%	43.10%	68.27%	51.11%	78.42%

(1)	Per share data is for a share outstanding throughout the period.
(2)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(3)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7 of the Notes to the Financial Statements).
(4)	The ratio of expenses to average net assets includes interest expense where applicable. (see Note 3 of the Notes to the Financial Statements).

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Value Fund

FINANCIAL HIGHLIGHTS

	Year Ended September 30,
	2015	2014	2013	2012	2011
CLASS A (1)
Net asset value, beginning of period	$15.65	$14.36	$11.08	$8.53	$8.78

Income from investment operations:
Net investment income/(loss) (2)	0.06	0.09	0.04	(0.01)	(0.02)
Net realized and unrealized gain/(loss) on investments	(1.46)	1.20	3.26	2.56	(0.23)

Total from investment operations	(1.40)	1.29	3.30	2.55	(0.25)

Less distributions:
Net investment income	(0.10)	—	(0.02)	—	—

Net asset value, end of period	$14.15	$15.65	$14.36	$11.08	$8.53

Total return (3)	(9.00)%	8.98%	29.80%	29.89%	(2.85)%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$38,211	$52,225	$50,730	$41,861	$37,427
Ratio of expenses to average net assets (4)	1.39%	1.39%	1.39%	1.39%	1.40%
Ratio of net investment income/(loss) to average net assets	0.36%	0.55%	0.31%	(0.06)%	(0.21)%
Prior to Reimbursement:
Ratio of expenses to average net assets (4)	1.49%	1.46%	1.51%	1.53%	1.51%
Ratio of net investment income/(loss) to average net assets	0.26%	0.48%	0.19%	(0.20)%	(0.32)%
Portfolio turnover rate	20.83%	29.22%	34.61%	26.44%	25.60%
CLASS I (1)
Net asset value, beginning of period	$15.85	$14.53	$11.19	$8.59	$8.83

Income from investment operations:
Net investment income/(loss) (2)	0.10	0.13	0.07	0.02	0.00 (5)
Net realized and unrealized gain/(loss) on investments	(1.46)	1.21	3.30	2.58	(0.24)

Total from investment operations	(1.36)	1.34	3.37	2.60	(0.24)

Less distributions:
Net investment income	(0.18)	(0.02)	(0.03)	—	—

Net asset value, end of period	$14.31	$15.85	$14.53	$11.19	$8.59

Total return (3)	(8.72)%	9.20%	30.13%	30.27%	(2.72)%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$28,297	$34,090	$24,826	$14,846	$11,523
Ratio of expenses to average net assets (4)	1.14%	1.14%	1.14%	1.14%	1.15%
Ratio of net investment income/(loss) to average net assets	0.61%	0.80%	0.56%	0.19%	0.04%
Prior to Reimbursement:
Ratio of expenses to average net assets (4)	1.24%	1.21%	1.26%	1.28%	1.26%
Ratio of net investment income/(loss) to average net assets	0.51%	0.73%	0.44%	0.05%	(0.07)%
Portfolio turnover rate	20.83%	29.22%	34.61%	26.44%	25.60%

(1)	Per share data is for a share outstanding throughout the period.
(2)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(3)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7 of the Notes to the Financial Statements).
(4)	The ratio of expenses to average net assets includes interest expense where applicable. (see Note 3 of the Notes to the Financial Statements).
(5)	Amount calculated is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Dividend Value Fund

FINANCIAL HIGHLIGHTS

	Year Ended September 30,			October 3, 2011 (1) to September 30, 2012
	2015	2014	2013
CLASS A (2)
Net asset value, beginning of period	$17.59	$15.55	$12.60	$10.00

Income from investment operations:
Net investment income/(loss) (3)	0.13	0.17	0.19	0.18
Net realized and unrealized gain/(loss) on investments	(0.17)	2.21	2.98	2.59

Total from investment operations	(0.04)	2.38	3.17	2.77

Less distributions:
Net investment income	(0.14)	(0.19)	(0.22)	(0.17)
Net realized gains	(0.38)	(0.15)	—	—

Net asset value, end of period	$17.03	$17.59	$15.55	$12.60

Total return (4)	(0.33)%	15.37%	25.41%	27.80	%(5)
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$11,105	$11,243	$9,327	$5,721
Ratio of expenses to average net assets (6)	1.30%	1.39%	1.39%	1.41	%(7)
Ratio of net investment income/(loss) to average net assets	0.70%	0.99%	1.31%	1.52	%(7)
Prior to Reimbursement:
Ratio of expenses to average net assets (6)	1.61%	1.59%	1.87%	2.83	%(7)
Ratio of net investment income/(loss) to average net assets	0.39%	0.79%	0.83%	0.10	%(7)
Portfolio turnover rate	20.33%	13.32%	36.12%	13.74	%(5)
CLASS I (2)
Net asset value, beginning of period	$17.59	$15.55	$12.60	$10.00

Income from investment operations:
Net investment income/(loss) (3)	0.18	0.21	0.23	0.21
Net realized and unrealized gain/(loss) on investments	(0.17)	2.21	2.98	2.59

Total from investment operations	0.01	2.42	3.21	2.80

Less distributions:
Net investment income	(0.19)	(0.23)	(0.26)	(0.20)
Net realized gains	(0.38)	(0.15)	—	—

Net asset value, end of period	$17.03	$17.59	$15.55	$12.60

Total return (4)	(0.08)%	15.65%	25.71%	28.10	%(5)
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$23,977	$19,511	$15,838	$3,381
Ratio of expenses to average net assets (6)	1.05%	1.14%	1.14%	1.16	%(7)
Ratio of net investment income/(loss) to average net assets	0.95%	1.24%	1.56%	1.77	%(7)
Prior to Reimbursement:
Ratio of expenses to average net assets (6)	1.36%	1.34%	1.62%	2.58	%(7)
Ratio of net investment income/(loss) to average net assets	0.64%	1.04%	1.08%	0.35	%(7)
Portfolio turnover rate	20.33%	13.32%	36.12%	13.74	%(5)

(1)	Commencement of operations.
(2)	Per share data is for a share outstanding throughout the period.
(3)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(4)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7 of the Notes to the Financial Statements).
(5)	Not Annualized.
(6)	The ratio of expenses to average net assets includes interest expense where applicable. (see Note 3 of the Notes to the Financial Statements).
(7)	Annualized.

The accompanying notes are an integral part of these financial statements.

KEELEY All Cap Value Fund

FINANCIAL HIGHLIGHTS

	Year Ended September 30,
	2015	2014	2013	2012	2011
CLASS A (1)
Net asset value, beginning of period	$18.27	$16.40	$12.77	$9.61	$9.77

Income from investment operations:
Net investment income/(loss) (2)	0.11	0.02	0.05	0.01	(0.01)
Net realized and unrealized gain/(loss) on investments	(1.93)	1.87	3.62	3.15	(0.15)

Total from investment operations	(1.82)	1.89	3.67	3.16	(0.16)

Less distributions:
Net investment income	(0.02)	(0.02)	(0.04)	—	—

Net asset value, end of period	$16.43	$18.27	$16.40	$12.77	$9.61

Total return (3)	(9.96)%	11.52%	28.79%	32.88%	(1.64)%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$52,171	$68,091	$65,187	$52,581	$43,931
Ratio of expenses to average net assets (4)	1.39%	1.39%	1.39%	1.39%	1.39%
Ratio of net investment income/(loss) to average net assets	0.60%	0.10%	0.34%	0.11%	(0.13)%
Prior to Reimbursement:
Ratio of expenses to average net assets (4)	1.46%	1.43%	1.46%	1.47%	1.47%
Ratio of net investment income/(loss) to average net assets	0.53%	0.06%	0.27%	0.03%	(0.21)%
Portfolio turnover rate	55.91%	35.16%	46.16%	50.10%	39.65%
CLASS I (1)
Net asset value, beginning of period	$18.45	$16.55	$12.89	$9.67	$9.82

Income from investment operations:
Net investment income/(loss) (2)	0.16	0.07	0.09	0.04	0.02
Net realized and unrealized gain/(loss) on investments	(1.94)	1.88	3.65	3.18	(0.17)

Total from investment operations	(1.78)	1.95	3.74	3.22	(0.15)

Less distributions:
Net investment income	(0.07)	(0.05)	(0.08)	—	—

Net asset value, end of period	$16.60	$18.45	$16.55	$12.89	$9.67

Total return (3)	(9.70)%	11.78%	29.13%	33.30%	(1.53)%
Supplemental data and ratios:
Net assets, end of period (in 000’s)	$46,708	$58,867	$46,754	$32,375	$26,023
Ratio of expenses to average net assets (4)	1.14%	1.14%	1.14%	1.14%	1.14%
Ratio of net investment income/(loss) to average net assets	0.85%	0.35%	0.59%	0.36%	0.12%
Prior to Reimbursement:
Ratio of expenses to average net assets (4)	1.21%	1.18%	1.21%	1.22%	1.22%
Ratio of net investment income/(loss) to average net assets	0.78%	0.31%	0.52%	0.28%	0.04%
Portfolio turnover rate	55.91%	35.16%	46.16%	50.10%	39.65%

(1)	Per share data is for a share outstanding throughout the period.
(2)	Net investment income/(loss) per share has been calculated based on average shares outstanding during the period.
(3)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7 of the Notes to the Financial Statements).
(4)	The ratio of expenses to average net assets includes interest expense where applicable. (see Note 3 of the Notes to the Financial Statements).

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2015

1.	ORGANIZATION

KEELEY Funds, Inc. (the “Corporation”) was organized on April 7, 2005 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-ended investment company. As of September 30, 2015 the Corporation consists of six series, KEELEY Small Cap Value Fund (“KSCVF”), KEELEY Small Cap Dividend Value Fund (“KSDVF”), KEELEY Small-Mid Cap Value Fund (“KSMVF”), KEELEY Mid Cap Value Fund (“KMCVF”), KEELEY Mid Cap Dividend Value Fund (“KMDVF”), and KEELEY All Cap Value Fund (“KACVF”) (each, a “Fund,” and collectively, the “Funds”), each with two classes of shares: Class A and Class I. As noted in the Funds’ prospectus, Class I is an institutional class and does not charge a sales load or a 12b-1 fee to its shareholders. The Keeley Small Cap Value Fund, Inc., predecessor to KSCVF, commenced operations on October 1, 1993. As part of a plan of reorganization, on December 31, 2007, Keeley Small Cap Value Fund, Inc. merged into KSCVF, a newly-created series within the Corporation. KSDVF, KSMVF, KMCVF, KMDVF and KACVF commenced operations on December 1, 2009, August 15, 2007, August 15, 2005, October 3, 2011 and June 14, 2006 respectively. Two other series of the Corporation, KEELEY International Small Cap Value Fund and KEELEY Alternative Value Fund, liquidated on September 1, 2015.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Corporation in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

a)    Investment Valuation – Securities which are traded on a recognized stock exchange are valued at the last sale price each day on the securities exchange on which such securities are primarily traded or at the last sale price on a national securities exchange. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets (1) are valued at the NASDAQ Official Closing Price (“NOCP”), as determined by NASDAQ, or (2) lacking an NOCP, the last current reported sale price as of the time of valuation on NASDAQ, or (3) lacking any current reported sales price as of the time of valuation on NASDAQ, at the mean between the most recent bid and asked quotations. Securities issued by a foreign issuer that are not traded on a securities

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2015

exchange in the United States or in the over-the-counter market and quoted on the NASDAQ National Market System are valued at the last quoted sale price as of the close of the regular trading hours of the principal exchange or the over-the-counter market on which the security is traded on the day valuation is made. Foreign securities that were not traded on the valuation date are valued at the last reported bid price. Debt securities and other fixed income securities (other than short-term obligations) held by the Funds are valued by an independent pricing service that uses various valuation methodologies such as matrix pricing and other analytical pricing models, as well as market transactions and dealer quotations. Short-term securities with remaining maturities of 61 days or more are valued at current market quotations as provided by an independent pricing service on the day of valuation. Securities maturing in 60 days or less and securities that are not eligible for vendor pricing (including government and retail money-market funds, repurchase agreements and demand notes) are valued at amortized cost on the day of valuation, which approximates fair value.

Securities for which quotations are not readily available are valued by the Funds’ investment adviser, Keeley Asset Management Corp. (the “Adviser”), at their respective fair values as determined in good faith pursuant to procedures adopted by the Corporation’s Board of Directors. For each investment that is fair valued, the Adviser takes into consideration, to the extent applicable, various factors, including, but not limited to, the financial condition of the company, comparable companies in the public market, the nature and duration of the cause for a quotation not being readily available and other relevant factors. Securities fair valued by the Adviser are indicated in the Schedules of Investments and are categorized as Level 2 or Level 3 of the fair value hierarchy. No securities were fair valued by the Funds as of September 30, 2015.

The Funds have performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each Fund’s investments. These inputs are summarized in the following three broad categories:

•     Level 1 – Quoted unadjusted prices for identical instruments in active markets to which the Corporation has access at the date of measurement.

•     Level 2 – Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

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NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2015

•     Level 3 – Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Funds’ own assumptions that market participants would use to price the asset or liability based on the best available information.

Keeley Small Cap Value Fund	Level 1	Level 2	Level 3	Total

Common Stocks*	$1,598,287,098	$—	$—	$1,598,287,098
Investments Purchased with Proceeds from Securities Lending	1,752,825	25,800,000	—	27,522,825
Short Term Investments	19,294,165	—	—	19,294,165

Total Investments in Securities	$1,619,334,088	$25,800,000	$—	$1,645,134,088

Keeley Small Cap Dividend Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$123,049,798	$—	$—	$123,049,798
Short Term Investments	3,223,408	—	—	3,223,408

Total Investments in Securities	$126,273,206	$—	$—	$126,273,206

Keeley Small-Mid Cap Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$223,825,672	$—	$—	$223,825,672
Short Term Investments	6,079,772	—	—	6,079,772

Total Investments in Securities	$229,905,444	$—	$—	$229,905,444

Keeley Mid Cap Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$65,026,344	$—	$—	$65,026,344
Short-Term Investments	1,540,764	—	—	1,540,764

Total Investments in Securities	$66,567,108	$—	$—	$66,567,108

Keeley Mid Cap Dividend Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$33,702,486	$—	$—	$33,702,486
Exchange Traded Funds*	167,725	—	—	167,725
Short-Term Investments	1,172,110	—	—	1,172,110

Total Investments in Securities	$35,042,321	$—	$—	$35,042,321

Keeley All Cap Value Fund	Level 1	Level 2	Level 3	Total
Common Stocks*	$94,259,099	$—	$—	$94,259,099
Short-Term Investments	4,621,059	—	—	4,621,059

Total Investments in Securities	$98,880,158	$—	$—	$98,880,158

*	See the Schedule of Investments for the investments detailed by industry classification.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2015

There were no transfers between Levels 1 and 2 at the end of the period September 30, 2015 for the Funds. Transfers between levels are identified at the end of the reporting period.

b)    Federal Income and Excise Taxes – It is the Funds’ policy to meet the requirements of Subtitle A, Chapter 1, Subchapter M of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain tax positions taken or expected to be taken on the tax return for the fiscal year end September 30, 2015, or for any other tax years which are open for exam. As of September 30, 2015, open tax years include the tax years ended September 30, 2012 through 2015. The Funds also are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. During the period, the Funds did not incur any tax interest or penalties. As of September 30, 2015, no examinations were in progress.

c)    Distributions to Shareholders – Dividends from net investment income, if any, will be declared and paid annually for KSCVF, KSMVF, KMCVF and KACVF. Dividends from net investment income, if any, will be declared and paid quarterly for KSDVF and KMDVF. Distributions of net realized gains, if any, will be declared and paid at least annually for all Funds. Distributions to shareholders are recorded on the ex-dividend date. For 2015, KSCVF, KSDVF, KSMVF and KACVF utilized earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. A Fund may make reclassifications periodically among certain of its capital accounts as a result of the characterization of certain income and realized gains determined annually in accordance with federal tax regulations that may differ from GAAP. These reclassifications between capital accounts were made for only those differences that are permanent in nature such as net operating losses, non-deductible costs, equalization and dividend reclasses as follows:

Fund	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
KSCVF	$(428,125)	$(51,883,600)	$52,311,725
KSDVF	177,572	(1,256,504)	1,078,932
KSMVF	44,598	(324,112)	279,514
KMCVF	15,081	(15,077)	(4)
KMDVF	26,345	(26,337)	(8)
KACVF	—	(730,012)	730,012

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NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2015

d)    Other – Investment transactions are recorded on trade date for financial reporting purposes. The Funds determine the gain or loss realized from investment transactions by comparing the identified original cost of the security lot sold with the net sale proceeds. Dividend income less foreign tax withheld, if any, is recognized on the ex-dividend date and interest income is recognized on an accrual basis, including amortization/accretion of premiums or discounts using the effective interest method.

Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

Expenses common to all portfolios are allocated among the Funds based upon their relative net assets values or other appropriate allocation methods.

e)    Guarantees and Indemnifications – In the normal course of business, the Corporation may enter into a contract with service providers that contains general indemnification clauses. The Corporation’s maximum exposure under these arrangements is unknown as this would involve future claims against the Corporation that have not yet occurred. Based on experience, the Corporation expects the risk of loss to be remote.

f)    Securities Lending – The Funds may lend their portfolio securities to banks, brokers and dealers. This activity is subject to an agreement where U.S. Bank, N.A. acts as the Funds’ agent. When loaning securities, the Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security.

Pursuant to this agreement, income earned from the securities lending program is paid to the Fund, net of any fees pain to U.S. Bank N.A. and is recognized as “Securities Lending Income, net” on the Statement of Operations.

Lending of the Funds’ securities exposes the Funds to risks such as the following: (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral in instances when the value of the collateral is less than the loaned securities, (iii) the Funds may experience delays in recovery of the loaned securities or delays in access to collateral, or (iv) the Funds may experience losses related to the reinvestment of collateral. To minimize certain of these risks, the borrower must agree to maintain collateral with the Funds’ custodian, marked-to-market daily, in the form of cash and/or U.S. government obligations, in an amount at least equal to 100% of the market value of securities. The value of the collateral requirement is determined based upon the closing price of a borrowed security, with the

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NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2015

collateral balance adjusted the following business day. Although there is no specified time limit regarding how long a security may be on loan, the Funds or the borrower may request that a security on loan be returned at any time. If the Funds’ request that a specific security be returned, and the borrower fails to return such security, the Funds will be able to retain the borrower’s collateral.

As of September 30, 2015, KSCVF received cash collateral for the common stock out on loan of $26,782,048 which is available to offset the market value of KSCVF securities on loan of $26,782,048. The collateral amount received does not include excess collateral received, if any, which is included in the “Payable upon return of securities on loan” on the Statement of Assets and Liabilities. . The investment of this cash collateral into a repurchase agreement and money market funds is presented in KSCVF’s Schedule of Investments as “Investments Purchased with Proceeds from Securities Lending Collateral”. KSDVF, KSMVF, KMCVF, KMDVF and KACVF did not have any securities on loan as of September 30, 2015.

3.	INVESTMENT ADVISORY AGREEMENTS

For each Fund, the Corporation entered into an investment advisory agreement (collectively, the “Agreements”) with the Adviser, with whom certain officers and directors of the Corporation are affiliated, to furnish investment advisory services to that Fund. Under the terms of the Agreements, KSCVF pays the Adviser a monthly fee at the annual rate of 1.00% of the Fund’s first $1 billion of average daily net assets, 0.90% for net assets greater than $1 billion but less than $4 billion, 0.80% for net assets greater than $4 billion but less than $6 billion and 0.70% in excess of $6 billion of the Fund’s average daily net assets; and KSDVF, KMDVF, KSMVF, KMCVF and KACVF each pay the Adviser a monthly fee at the annual rate of 1.00% of the Fund’s first $350 million of average daily net assets, 0.90% for net assets greater than $350 million but less than $700 million and 0.80% in excess of $700 million of the Fund’s average daily net assets. Prior to December 1, 2014, KSDVF paid the Adviser a monthly fee at the annual rate of 1.00% of the Fund’s first $1 billion of average daily net assets, 0.90% for net assets greater than $1 billion but less than $2 billion and 0.80% in excess of $2 billion of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive a portion of its fees and/or reimburse expenses with respect to each Fund until January 31, 2016 (the “Expense Cap Agreement”), such that total expenses, exclusive of taxes, interest charges, dividend expenses incurred on securities that the Fund sells short, litigation expenses, other extraordinary expenses, and brokerage commissions and other charges relating to the purchase and sale of the Fund’s

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2015

securities will not exceed the following amounts of average daily net assets of the respective Fund:

Fund	Class A	Class I
KSCVF	1.39%	1.14%
KSDVF*	1.29%	1.04%
KSMVF	1.39%	1.14%
KMCVF	1.39%	1.14%
KMDVF*	1.29%	1.04%
KACVF	1.39%	1.14%

*	Prior to December 1, 2014, the Adviser agreed to cap the Fund’s expense ratio at 1.39% for Class A and 1.14% for Class I shares.

Any reimbursements or fee waivers made by the Adviser to a Fund are subject to repayment by the Fund, to the extent that the Fund is able to make the repayment within its Expense Cap Agreement. Under the Expense Cap Agreement, such recoupments must be made within three years following the fiscal year in which the Adviser reduced its compensation and/or assumed expenses for the applicable Fund. The Adviser did not recoup any fees previously waived or reimbursed under the Expense Cap Agreement over the period from October 1, 2014 to September 30, 2015. The table below indicates the amount of fees that the Adviser may recoup:

	Recovery Expiring on:
Fund	9/30/16	9/30/17	9/30/18
KSCVF	N/A	N/A	N/A
KSDVF	$89,477	$66,820	$221,409
KSMVF	92,614	79,119	127,837
KMCVF	77,036	62,229	76,352
KMDVF	81,988	57,540	104,098
KACVF	64,880	53,851	81,992

4.	DISTRIBUTION AND SHAREHOLDER SERVICING PLANS

The Corporation has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for the Funds’ Class A shares. The Plan is designed to reimburse Keeley Investment Corp. (the “Distributor”), with whom certain officers and directors of the Corporation are affiliated, for certain promotional and other sales related costs and to permit the Corporation to compensate other dealers of its shares. Unreimbursed amounts may be carried forward and paid in a subsequent year, to the extent that total expenses under the Plan do not exceed 0.25% of the average daily net assets of a Fund. Each Fund paid the Distributor and each dealer a monthly fee at the annual rate of 0.25% of the average daily net assets of Fund shares beneficially owned by the Distributor’s and each dealer’s existing brokerage clients. The Plan may be continued in effect from year to year if such continuance is approved annually by the Board of Directors of the Corporation, including the vote of a majority of the Independent Directors. For the period from October 1, 2014 to September 30, 2015, KSCVF – Class A expensed $3,451,062 in distribution

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NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2015

fees, of which $180,374 was paid to the Distributor; KSDVF – Class A expensed $124,920 in distribution fees, of which $22,745 was paid to the Distributor; KSMVF – Class A expensed $265,700 in distribution fees, of which $41,905 was paid to the Distributor; KMCVF – Class A expensed $118,547 in distribution fees, of which $71,935 was paid to the Distributor; KMDVF – Class A expensed $27,345 in distribution fees, of which $23,304 was paid to the Distributor; and KACVF – Class A expensed $157,945 in distribution fees, of which $90,477 was paid to the Distributor. The distribution fees paid to the Distributor are unaudited.

The Corporation has adopted a Shareholder Servicing Agreement (the “Shareholder Servicing Agreement”) for all of its Funds and their Classes. The Corporation has retained the Distributor to serve as the shareholder servicing agent for the Funds pursuant to a Shareholder Servicing Agreement. Under the Shareholder Servicing Agreement, the Corporation will pay the Distributor a monthly fee calculated at an annual rate of 0.05% of each Fund’s average daily net assets for providing support services to investors who beneficially own shares of a Fund. The Shareholder Servicing Agreement may be continued in effect from year to year if such continuance is approved annually by the Board of Directors of the Corporation, including the vote of a majority of the Independent Directors. For the period from October 1, 2014 to September 30, 2015, the Distributor received $1,164,241, $74,368, $143,932, $39,689, $17,115 and $59,021 (unaudited) from KSCVF, KSDVF, KSMVF, KMCVF, KMDVF and KACVF, respectively.

5.	INVESTMENT TRANSACTIONS

The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period from October 1, 2014 to September 30, 2015 were as follows:

	Other Investment Securities
Fund	Purchases	Sales
KSCVF	$566,168,351	$1,388,455,511
KSDVF	38,415,451	60,161,820
KSMVF	57,775,974	103,830,283
KMCVF	16,286,619	30,201,173
KMDVF	11,848,511	6,649,051
KACVF	64,679,224	82,515,900

The Funds did not engage in any transactions in U.S. Government Securities during the period from October 1, 2014 to September 30, 2015.

For the period from October 1, 2014 to September 30, 2015, KSCVF, KSDVF, KSMVF, KMCVF, KMDVF and KACVF paid $2,214,746, $175,440, $173,119, $48,081, $18,427 and $157,898, (unaudited) respectively, in brokerage commissions on trades of securities to the Distributor.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2015

6.	FEDERAL INCOME TAX INFORMATION

At September 30, 2015, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

	KSCVF	KSDVF	KSMVF	KMCVF
Tax Cost of Investments	$1,492,116,323	$120,212,544	$195,520,832	$51,676,584

Gross Unrealized Appreciation	$315,756,624	$19,030,426	$54,397,263	$20,570,440
Gross Unrealized Depreciation	(162,738,859)	(12,969,764)	(20,012,651)	(5,679,916)

Net Unrealized Appreciation/ (Depreciation) on Investments	$153,017,765	$6,060,662	$34,384,612	$14,890,524

	KMDVF	KACVF
Tax Cost of Investments	$29,518,608	$93,934,438

Gross Unrealized Appreciation	$7,999,857	$14,003,114
Gross Unrealized Depreciation	(2,476,144)	(9,057,394)

Net Unrealized Appreciation/ (Depreciation) on Investments	$5,523,713	$4,945,720

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences resulting from wash sale transactions during the year and due to the securities that were originally transferred in-kind for KSDVF.

At September 30, 2015, KSCVF, KSDVF, KSMVF, KMCVF, KMDVF and KACVF had net Post-October realized capital losses of $0, $0, $0, $1,047,128, $0 and $0 respectively, and late year ordinary losses of $0, $0, $0, $0, $0 and $0 respectively, from transactions between November 1, 2014 and September 30, 2015.

At September 30, 2015, the accumulated capital loss carryforwards for federal income tax purposes were:

Capital losses expiring:
Fund	2017	2018	Indefinite ST	Indefinite LT
KSCVF	—	—	—	—
KSDVF	—	—	—	—
KSMVF	—	—	—	—
KMCVF	—	$29,529,191	—	—
KMDVF	—	—	—	—
KACVF	—	—	—	—

To the extent that a Fund may realize future net capital gains, those gains will be offset by any of their unused respective capital loss carryforwards. Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred during fiscal years after 2010 are carried forward indefinitely and retain the character of the original loss. In addition, such losses must be utilized prior to the losses incurred in the years preceding enactment.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2015

The tax character of distributions paid during the fiscal years ended September 30, 2015 and 2014 were as follows:

	Ordinary Income		Long-term Capital Gains
Fund	2015	2014	2015	2014
KSCVF	$2,413,851	$12,005,346	$5,423,705	—
KSDVF	$2,428,892	$3,037,359	$8,000,297	$4,587,734
KSMVF	$2,372,947	$7,769,530	$27,844,041	$24,019,128
KMCVF	$682,073	$30,616	—	—
KMDVF	$455,109	$479,363	$516,112	$139,253
KACVF	$291,574	$209,847	—	—

As of September 30, 2015, the components of accumulated earnings on a tax basis were as follows:

	KSCVF	KSDVF	KSMVF	KMCVF
Accumulated Capital and Other Gains/(Losses)	$(514,927)	$(15,609)	$(34,851)	$(30,588,216)
Undistributed Ordinary Income	717,879	—	634,378	299,468
Undistributed Long-Term Gain	186,064,651	4,339,169	5,205,716	—
Unrealized Appreciation/ (Depreciation) on Investments	$153,017,765	$6,060,662	$34,384,612	$14,890,524

Total Accumulated Gain/(Loss)	$339,285,368	$10,384,222	$40,189,855	$(15,398,224)

	KMDVF	KACVF
Accumulated Capital and Other Gains/(Losses)	$(2,755)	$(16,829)
Undistributed Ordinary Income	—	822,906
Undistributed Long-Term Gain	1,431,919	11,038,779
Unrealized Appreciation/ (Depreciation) on Investments	$5,523,713	$4,945,720

Total Accumulated Gain/(Loss)	$6,952,877	$16,790,576

7.	OFFERING PRICE PER SHARE

The public offering price for Class A shares is the net asset value plus a sales charge, which varies in accordance with the amount of the purchase up to a maximum of 4.50%. The public offering price for Class I shares is the net asset value.

The Distributor retains the entire sales charge when it makes sales directly to the public. Otherwise, when sales are made through dealers, the Distributor receives a portion of the related sales charge. For the period from October 1, 2014 to September 30, 2015, the Distributor earned $61,383, $13,716, $12,213, $740, $5,018 and $4,555 (unaudited) of the sales charges on behalf of KSCVF, KSDVF, KSMVF, KMCVF, KMDVF and KACVF, respectively. Sales charges are not an expense of the Funds and are not reflected in the financial statements of the Funds.

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2015

8.	LINE OF CREDIT ARRANGEMENTS

The Corporation is a party to a $300 million unsecured umbrella line of credit agreement with U.S. Bank, N.A., expiring on March 1, 2016. The Funds may borrow up to the lesser of (a) $300 million in aggregate or (b) 10% of the net assets of the borrowing Fund. Interest is charged on borrowings at the prevailing Prime Rate. The Funds have borrowed under this agreement from time to time to increase the efficiency of cash flow management. For the period from October 1, 2014 to September 30, 2015, KSCVF, KSDVF, KSMVF, KMCVF, KMDVF and KACVF had average daily borrowings of $2,377,970, $10,348, $151,682, $40,625, $0 and $7,370, respectively, with an average borrowing rate of 3.25%. For the period from October 1, 2014 to September 30, 2015, KSCVF, KSDVF, KSMVF, KMCVF, KMDVF and KACVF had a maximum daily borrowing of $31,686,000, $934,000, $5,221,000, $1,564,000, $0 and $588,000, respectively.

9.	TRANSACTIONS WITH AFFILIATES

The following issuers are affiliated with KSCVF; that is, KSCVF held 5% or more of the outstanding voting securities of the issuer during the period from October 1, 2014 through September 30, 2015. As defined in Section (2)(a)(3) of the 1940 Act, such affiliated issuers are:

Issuer Name	Share Balance At October 1, 2014	Additions	Reductions	Share Balance At September 30, 2015	Dividend Income	Value At September 30, 2015	Cost	Realized Gains/ (Loss)
Carrols Restaurant Group, Inc. (1)	3,281,021	—	(2,183,869)	1,097,152	$—	$13,056,109	$6,232,401	$8,310,471
Denny’s Corp. (1)	4,743,850	—	(2,818,719)	1,925,131	—	21,234,195	7,062,310	15,235,381
Gamco Investors, Inc. (1)	350,500	—	(350,500)	—	157,537	—	—	9,835,854
L.B. Foster Co. (1)	600,000	3,000	(151,332)	451,668	88,737	5,546,483	9,915,098	781,234
Carriage Services, Inc. (1)	1,414,476	—	(915,444)	499,032	119,487	10,774,101	9,899,895	1,795,609

					$365,761	$50,610,888	$33,109,704	$35,958,549

(1)	Issuer was not an affiliate as of September 30, 2015

KEELEY Funds, Inc.

NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2015

10.	OWNERSHIP BY AFFILIATED PARTIES

As of September 30, 2015, affiliates of the Funds beneficially owned shares of the following Funds as set forth below:

	KSDVF		KSMVF		KMCVF
	CLASS A	CLASS I	CLASS A	CLASS I	CLASS A	CLASS I
Shares	231,447	1,385,339	662,856	1,322,431	1,144,366	1,178,575

Percent of total outstanding shares	8.98%	24.31%	9.61%	11.85%	42.37%	59.58%

	KMDVF		KACVF
	CLASS A	CLASS I	CLASS A	CLASS I
Shares	275,989	219,448	1,104,111	1,179,771

Percent of total outstanding shares	42.33%	15.59%	34.77%	41.92%

11.	DEFERRED COMPENSATION PLAN

A deferred compensation plan (the “Plan”) is available to the Independent Directors on a voluntary basis. Deferred amounts remain in the Funds until distributed in accordance with the provisions of the Plan. The value of a participating Director’s deferral account is based on the theoretical investments of deferred amounts, on the normal payment dates, in all the Funds available from the Corporation as designated by the participating Directors. Changes in the value of participants’ deferral accounts are allocated pro rata among all Funds based on average net assets and are included in Directors’ fees on the Statement of Operations. The portions of the accrued obligations allocated to the Funds under the Plan are included in other accrued expenses on the Statement of Assets and Liabilities.

12.	SUBSEQUENT EVENTS

On June 4, 2015, John L. Keeley, Jr. passed away. Mr. Keeley was a Director and the President of the Corporation and the President of the Adviser and Distributor on the date of his death. Prior to the date of his death, Mr. Keeley established a trust of which he was the sole trustee, that held all of the voting securities of the parent company of the Adviser and Distributor. On the day before Mr. Keeley’s death, his ownership interest in that trust transferred to another trust managed by his wife, Barbara G. Keeley.

The 1940 Act provides, in part, that an owner of more than 25% of the outstanding voting securities of an entity is presumed to have a controlling interest in that entity. Because Mr. Keeley’s trust directly held all of the shares of the parent company of the Adviser (and therefore, indirectly held all of the shares of the Adviser), his transfer of those shares from his trust to another trust managed by his wife was considered a “change of control” of the Adviser. This event triggered the need for a shareholder meeting for the Corporation to

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NOTES TO THE FINANCIAL STATEMENTS (Continued)

September 30, 2015

approve a new Agreement with KAMCO. Mrs. Keeley ultimately determined that the interests of the Adviser and its clients would be best served if the Adviser was controlled by an experienced professional investor. Previously, in July 2008, TA Associates (“TA”), a private equity firm that has made a number of investments in the asset management industry, had made a minority investment in the parent company of the Adviser. Based upon this history, in August 2015, Mrs. Keeley, elected to transfer her ownership to TA. On the closing date of September 30, 2015, TA obtained a majority, controlling ownership stake in the parent company of the Adviser and the Distributor. The closing of this transaction on September 30, 2015 caused a second change of control of the Adviser.

A meeting of the shareholders of the Corporation was held on October 29, 2015. At this meeting, the shareholders voted by proxy to approve a new investment advisory agreement between the Corporation and the Adviser. Other than the effective and termination dates, the terms of the agreement approved at the meeting were substantially identical to the Agreements that were in place prior to the death of Mr. Keeley.

Besides the approval of the agreement as discussed above, the shareholders also voted to elect eight Directors of the Corporation. Seven of the Directors were incumbents and remain independent of the Adviser and the Distributor. One new interested Director, Brien O’ Brien, who was appointed as the Executive Chairman of the Adviser and a Director of the Adviser and the Distributor on September 30, 2015, was elected as a Director of the Corporation.

The Adviser engaged the services of a proxy solicitor, and absorbed all expenses related to the proxy solicitation and shareholder meeting, including legal fees and Director fees and expenses. The total amount of such expenses as of the date of issuance of this report was $948,953.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of KEELEY Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of KEELEY Small Cap Value Fund, KEELEY Small Cap Dividend Value Fund, KEELEY Small-Mid Cap Value Fund, KEELEY Mid Cap Value Fund, KEELEY Mid Cap Dividend Value Fund and KEELEY All Cap Value Fund (each an individual series of KEELEY Funds, Inc., hereinafter collectively referred to as the “Funds”) at September 30, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Milwaukee, WI

November 25, 2015

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Keeley Small Cap Value Fund

Keeley Small Cap Dividend Value Fund

Keeley Small-Mid Cap Value Fund

Keeley Mid Cap Value Fund

Keeley Mid Cap Dividend Value Fund

Keeley All Cap Value Fund

At a special meeting of the Board of Directors (the “Board”) of the Keeley Funds, Inc. (the “Corporation”) held on August 19, 2015, the Directors, each of whom is not an “interested person” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Directors”), unanimously approved (subject to approval by the Corporation’s shareholders) through November 30, 2016, an investment advisory agreement (the “Agreement”) between the Corporation and Keeley Asset Management Corp. (the “Adviser” or “KAMCO”), with respect to the Keeley Small Cap Value Fund (“KSCVF”), the Keeley Small Cap Dividend Value Fund (“KSDVF”), the Keeley Small-Mid Cap Value Fund (“KSMVF”), the Keeley Mid Cap Value Fund (“KMCVF”), the Keeley Mid Cap Dividend Value Fund (“KMDVF”) and the Keeley All Cap Value Fund (“KACVF”), each a series of the Corporation (each, a “Fund,” and collectively, the “Funds”). At the special meeting, the Board also unanimously approved an interim investment advisory agreement (the “Interim Agreement”) for the Corporation with KAMCO, in accordance with Rule 15a-4 under the 1940 Act. The Interim Agreement had substantially the same terms as the Agreement, and was to remain in effect until the earlier of October 31, 2015 or upon shareholder approval of the Agreement.

The Board’s Independent Directors were assisted in their review by independent legal counsel, and they met with such counsel on multiple occasions separately from representatives of the Adviser. Independent legal counsel provided the Board with a memorandum that discussed the various factors that the Board should consider as part of its consideration of whether to approve the Agreement and the Interim Agreement, including, among other things, the nature, extent and quality of the services proposed to be provided by the Adviser, the anticipated profitability (including any fall-out benefits) from the Adviser’s relationships with the Funds, any economies of scale, the role played by the Independent Directors and information on comparative fees and performance.

The Board noted that it was considering the Agreement and the Interim Agreement because the previous investment advisory agreements between the Corporation, on behalf of each Fund separately, and the Adviser (the “Prior Agreements”) had been assigned and automatically terminated as a result of a likely change in control of the Adviser’s parent company, Joley Corp. (“Joley”), due to a corporate restructuring (the “Transaction”). As such, the Board also considered the written responses and associated materials that the Adviser had produced in response to the due diligence request for information that counsel to the Independent Directors had submitted to the Adviser prior to the Board’s consideration of the continuation of the Prior Agreements in November 2014. That information included a Fund-by-Fund analysis of the Adviser’s profitability, accompanied by the Adviser’s explanation of the methodology it had used to calculate such profitability, and comparative information about the fees that the

Adviser charges to its institutional accounts in the same asset class as the corresponding Fund as well as competitor funds.

During their deliberations, the Independent Directors extensively reviewed all of these materials and met at several special meetings to thoroughly discuss the materials among themselves and with their independent legal counsel. At those meetings, the Independent Directors also had the opportunity to ask questions of, and request additional information from, the Adviser.

The Board members considered all factors they believed to be relevant when evaluating the Agreement and Interim Agreement, including: (i) the fact that the fees proposed to be charged to each Fund under the Agreement and Interim Agreement were the same as under the Prior Agreements; (ii) KAMCO’s presentation on the potential benefits of the Transaction to the Adviser and the Funds; (iii) the fact that KAMCO was not proposing any change to the portfolio managers for each Fund; and (iv) the Board’s determination in November 2014 that (a) KAMCO had the capabilities, resources, and personnel necessary to provide satisfactory advisory services to the Funds, and (b) the Funds’ advisory fees, taking into account all applicable expense caps, were reasonable given the services KAMCO provided, the costs to KAMCO of providing those services, any economies of scale, and the fees and other expenses paid by similar funds.

The Board then reviewed specific factors in its deliberations, as set forth below. In its deliberations, the Board did not identify any single factor that alone was responsible for the Board’s decision to approve the Agreement and Interim Agreement. However, the material factors and conclusions that formed the basis for the Board’s determination to approve the Agreement and Interim Agreement are discussed separately below.

Nature, Quality and Extent of Services Proposed to be Provided

The Board considered KAMCO’s personnel and the extent to which they possess the experience to provide competent investment management services to the Funds under the Agreement. In so doing, the Board considered the overall services that KAMCO historically provided to the Funds and their shareholders under the Prior Agreements, including KAMCO’s performance, compliance program and the availability of its personnel to provide information and other services. The Board also considered that during each quarterly Board meeting, the Board examines the overall services that the Adviser has provided to the Funds, including the Adviser’s personnel, performance, compliance with laws, availability of its personnel to provide information and other services. The Board also considered the reports that KAMCO personnel provide during the year at those quarterly Board meetings, which cover a variety of matters, such as KAMCO’s compliance with the Funds’ investment objectives, policies, strategies and limitations.

The Board then considered management’s explanation about the Transaction’s impact on KAMCO’s ability to continue to provide quality services to the Funds. As part of that consideration, the Board reviewed the consolidated financial statements of Joley and KAMCO, as well as KAMCO’s written report discussing the Transaction and the anticipated financial benefits it would provide KAMCO. The Board further considered that management: (i) expected that the nature, extent and quality of services that KAMCO provided the Funds and their shareholders pursuant to the Prior Agreements would not materially change following the Transaction; (ii) expected no material adverse effects to KAMCO’s financial condition as a result of the Transaction; and (iii) contemplated no material changes to the personnel who manage the Funds’ portfolios.

After that discussion, and based on the information provided by KAMCO, including its representation that no materially adverse changes are expected to occur as a result of the Transaction, the Board decided that the nature, quality and extent of the services proposed to be provided by the Adviser were acceptable and consistent with industry norms.

Proposed Fees, Performance and Profitability

The Board considered the short-term and long-term relative performance of the Funds compared against applicable industry benchmark indexes, as well as appropriate groups of peer funds with similar investment objectives, strategies and policies (as determined by an independent third-party data provider), all as updated since the Board considered the Prior Agreements in November 2014. The Board also considered management’s assertion that the Transaction was not likely to adversely affect the Funds’ investment performance, in part because KAMCO does not anticipate that the Transaction will cause any change to any Fund’s portfolio management team. After that discussion, the Board concluded that the performance of each Fund was reasonable, particularly in light of management’s plans for KAMCO following the Transaction.

The Board then considered the proposed expenses of each Fund under the Agreement and Interim Agreement, as well as the Adviser’s expense limitation agreement commitments, all in light of the services that the Adviser historically had provided to the Funds under the Prior Agreements and had proposed to provide under the Agreement and Interim Agreement. The Board considered that in November 2014, it had compared each Fund’s expenses against those of its peers and against the fees that the Adviser charges to its institutional clients in the same asset class, and that it also had considered the reasons for the differences in those fees. The Board discussed the efficacy of the Funds’ expense caps in reducing the expenses of the Funds. In its discussion, the Board considered that the Adviser previously: (i) had capped total expenses for Class I Shares and Class A Shares of KSCVF, KSMVF, KMCVF and KACVF to 1.14% and 1.39%, respectively, through January 31, 2016; and (ii) had lowered the total expenses caps of each of KSDVF and KMDVF by 0.10%, such that total expenses for Class I Shares and Class A Shares of those Funds are capped at 1.04% and 1.29%, respectively, through January 31, 2016. The Board took into account the fact that the Adviser continues to absorb the Funds’ expenses above the existing expense caps. The Board also considered management’s representation that the Transaction would not increase the Funds’ current expenses or alter the current expense limitations and reimbursements.

After considering all of that information, the Board concluded that the fees and total expense ratios proposed for each Fund were acceptable in relation to the services KAMCO proposed to provide.

The Board next considered that it previously had discussed the Adviser’s pre-tax profitability on a Fund-by-Fund basis, including the methodology by which the profitability of the Adviser was calculated under the Prior Agreements. The Board also considered management’s assertion that because the Transaction may alter KAMCO’s economics, it proved too difficult to predict KAMCO’s profitability under the Agreement.

Possible Fall-Out Benefits

The Board considered that it previously had considered any possible fall-out benefits that the Adviser and its affiliate received for serving the Funds under the Prior Agreements, including the fees that the Adviser’s affiliate received for executing transactions for the Funds, and that it had concluded at that time that the additional direct or indirect fall-out benefits that the Adviser and its affiliate received were not of a sufficient nature that would disqualify the Adviser from continuing to serve the Funds. The Board then considered any possible impact that the Transaction may have on those fall-out benefits under the Agreement, and the Board concluded that the Transaction did not alter the Board’s prior conclusions on this matter.

Economies of Scale

The Board noted that each Fund had breakpoints in place under the Prior Agreements, which lower a Fund’s expenses as assets increase and have the effect of sharing with the Funds’ shareholders economies of scale that may arise as the Funds’ assets grow. The Board also considered that the Adviser was proposing an identical fee structure under the Agreement and the Interim Agreement for each Fund. The Board concluded that, based on the Adviser’s proposals in the Agreement and the Interim Agreement, the Transaction did not alter the Board’s prior conclusions on this matter.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Keeley Small Cap Value Fund

Keeley Small Cap Dividend Value Fund

Keeley Small-Mid Cap Value Fund

Keeley Mid Cap Value Fund

Keeley Mid Cap Dividend Value Fund

Keeley All Cap Value Fund

Keeley Alternative Value Fund

Keeley International Small Cap Value Fund

At a special meeting of the Board of Directors (the “Board”) of the Keeley Funds, Inc. (the “Corporation”) held on June 4, 2015, the Directors, each of whom is not an “interested person” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Directors”), considered an interim investment advisory agreement (the “Agreement”) between the Corporation and Keeley Asset Management Corp. (the “Adviser” or “KAMCO”), with respect to the Keeley Small Cap Value Fund (“KSCVF”), the Keeley Small Cap Dividend Value Fund (“KSDVF”), the Keeley Small-Mid Cap Value Fund (“KSMVF”), the Keeley Mid Cap Value Fund (“KMCVF”), the Keeley Mid Cap Dividend Value Fund (“KMDVF”), the Keeley All Cap Value Fund (“KACVF”), the Keeley Alternative Value Fund (“KALVF”) and the Keeley International Small Cap Value Fund (“KISVF”), each a series of the Corporation (each, a “Fund,” and collectively, the “Funds”). For the reasons set forth below, the Board unanimously approved the Agreement, in accordance with Rule 15a-4 under the 1940 Act, through October 31, 2015.

The Board noted that it was considering the Agreement because the previous investment advisory agreements between the Corporation, on behalf of each Fund separately, and the Adviser (the “Prior Agreements”) had been assigned and automatically terminated as a result of a likely change in control of the Adviser’s parent company, Joley Corp. (“Joley”), due to transfers of assets among Keeley family trusts on June 3, 2015 in advance of the passing of Mr. John L. Keeley, Jr., president and founder of KAMCO and a director of the Corporation that day (the “Change in Control”). As such, the Board considered the written responses and associated materials that the Adviser had produced in response to the due diligence request for information that counsel to the Independent Directors had submitted to the Adviser prior to the Board’s consideration of the continuation of the Prior Agreements in November 2014. That information included a Fund-by-Fund analysis of the Adviser’s profitability, accompanied by the Adviser’s explanation of the methodology it had used to calculate such profitability, and comparative information about the fees that the Adviser charges to its institutional accounts in the same asset class as the corresponding Fund as well as competitor funds.

The Board’s Independent Directors were assisted in their review by independent legal counsel, and they met with such counsel separately from representatives of the Adviser. Independent legal counsel discussed with the Board at the special meeting the various factors that the Board should consider as part of its consideration of whether to approve the Agreement.

The Independent Directors thoroughly discussed these factors among themselves and with their independent legal counsel prior to their approval of the Agreement. The Board also had an opportunity at the special meeting to ask questions of, and request additional information from, the Adviser.

The Board members considered all factors they believed to be relevant when evaluating the Agreement, including: (i) the fact that the fees proposed to be charged to each Fund under the Agreement were the same as under the Prior Agreements; (ii) the fact that, other than having a term of 150 days, pursuant to Rule 15a-4, the Agreement was substantially identical to the Prior Agreements; (iii) the fact that KAMCO was not proposing any change to the management of each Fund; and (iv) the Board’s determination in November 2014 that (a) KAMCO had the capabilities, resources, and personnel necessary to provide satisfactory advisory services to the Funds, and (b) the Funds’ advisory fees, taking into account all applicable expense caps, were reasonable given the services KAMCO provided, the costs to KAMCO of providing those services, any economies of scale, and the fees and other expenses paid by similar funds.

The Board then reviewed specific factors in its deliberations, as set forth below. In its deliberations, the Board did not identify any single factor that alone was responsible for the Board’s decision to approve the Agreement. However, the material factors and conclusions that formed the basis for the Board’s determination to approve the Agreement are discussed separately below.

Nature, Quality and Extent of Services Proposed to be Provided

The Board considered KAMCO’s personnel and the extent to which they possess the experience to provide competent investment management services to the Funds under the Agreement. The Board also considered the assertion by representatives of management that the nature, extent and quality of services that KAMCO provided the Funds and their shareholders pursuant to the Prior Agreements would not materially change following the Change of Control. The Board also considered that KAMCO recently had addressed succession matters by adding lead portfolio managers to each Fund that Mr. J. Keeley Jr. oversaw. The Board engaged in an extensive discussion with members of management about the ongoing business of the Adviser following Mr. J. Keeley, Jr.’s passing, and the Board also considered the Keeley family’s representation that it would remain committed to the Funds and to KAMCO’s advisory business.

After that discussion, and based in part on the Adviser’s representation that no materially adverse changes are expected to occur as a result of the Change of Control, the Board decided that the nature, quality and extent of the services proposed to be provided by the Adviser were acceptable and consistent with industry norms.

Proposed Fees, Performance and Profitability

The Board considered that it had reviewed the short-term and long-term relative performance of the Funds against applicable industry benchmark indexes, as well as appropriate groups of peer funds with similar investment objectives, strategies and policies (as determined by an independent third-party data provider) at its meeting in

November 2014. The Board also considered management’s assertion that the Change of Control would not cause any change to any Fund’s portfolio management team. After that discussion, the Board concluded that the performance of each Fund was reasonable.

The Board then considered the proposed expenses for each Fund under the Agreement and the Adviser’s expense limitation agreement commitments, all in light of the services that the Adviser historically had provided to the Funds under the Prior Agreements and proposed to provide under the Agreement. The Board noted that the Agreement had identical expenses and expense limitations and reimbursements as the Prior Agreements. The Board considered that in November 2014, it had compared each Fund’s expenses against those of its peers and against the fees that the Adviser charges to its institutional clients in the same asset class, and that it also had considered the reasons for the differences in those fees. After considering all of that information, the Board concluded that the fees and total expense ratios proposed for each Fund were acceptable in relation to the services KAMCO proposed to provide.

The Board next considered that in November 2014 it had discussed the Adviser’s pre-tax profitability on a Fund-by-Fund basis, including the methodology by which the profitability of the Adviser was calculated under the Prior Agreements.

Possible Fall-Out Benefits

The Board considered that it previously had considered any possible fall-out benefits that the Adviser and its affiliate received for serving the Funds under the Prior Agreements, including the fees that the Adviser’s affiliate received for executing transactions for the Funds, and that it had concluded at that time that the additional direct or indirect fall-out benefits that the Adviser and its affiliate received were not of a sufficient nature that would disqualify the Adviser from continuing to serve the Funds. The Board concluded that the Change of Control did not alter the Board’s prior conclusions on this matter.

Economies of Scale

The Board noted that each Fund had breakpoints in place under the Prior Agreements, which lower a Fund’s expenses as assets increase and have the effect of sharing with the Funds’ shareholders economies of scale that may arise as the Funds’ assets grow. The Board also considered that the Adviser was proposing an identical fee structure under the Agreement for each Fund. The Board concluded that, based on the Adviser’s proposals in the Agreement, the Change of Control did not alter the Board’s prior conclusions on this matter.

KEELEY Funds Directors and Officers

Independent Directors*

Name, Age and Address	Position(s) Held with each Fund	Term of Office (1) and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios Overseen Within the Fund Complex	Other Directorships Held Outside the Fund Complex
Jerome J. Klingenberger (2) Age: 59	Chairman and Director	Chairman since 2006; Director since 1999	Executive Vice President and Chief Financial Officer (since 2006) of Grayhill, Inc. (human interface solutions)	6	None
Walter D. Fitzgerald Age: 74	Director	Director since 2006	Retired since 2005; previously Vice President, RBC Dain Rauscher	6	None
John G. Kyle (2) Age: 73	Director	Director since 1993	President (since 1985) of North Shore Shells Inc. (Gasoline distributor)	6	None
John F. Lesch (2) Age: 74	Director	Director since 1993	Attorney with Nisen & Elliott, LLC (since 1987)	6	None
Sean Lowry (2) Age: 61	Director	Director since 1999	Executive Vice President, Mortgage Services of Pacor Mortgage Corp. (since 1992)	6	None
Elwood P. Walmsley (2) Age: 74	Director	Director since 1999	President of Lakeside Manor Real Estate Management Company, (since 2002); Director of Sales (2002-2009) for H.B. Taylor Company (food ingredient products); Director of Sales and Marketing (2009-2012) for Northwestern Extract Co. (food ingredient products)	6	None
Laura D. Alter Age: 54	Director	Director since 2014	Retired since 2010; previously Managing Director, Senior Partner, and Head of Fixed Income, Harris Investment Management (1994-2010); Fund Manager for Harris Insight Family of Funds (1994-2010)	6	None

KEELEY Funds Directors and Officers (Continued)

Officers*

Name, Age and Address	Position(s) Held with each Fund	Term of Office (1) and Length of Time Served	Principal Occupation(s) During the Past Five Years
Kevin Chin (2) Age: 50	Vice President	Since 2015

Chief Investment Officer of Keeley Asset Management Corp. (since 2015); Senior Vice President, Portfolio Manager of Keeley Asset Management Corp. (since 2013); previously Senior Vice President, Portfolio Manager of Cramer Rosenthal McGlynn.

Kevin M. Keeley (2) Age: 48	President	Since 2015

President (since 2015) and Executive Vice President (2010-2015) of Joley Corp.; President (since 2015) and Executive Vice President (2010-2015) of Keeley Holdings, Inc.; President of Keeley Asset Management Corp. (since 2015); Senior Vice President of Keeley Asset Management Corp. and Keeley Investment Corp. (2010-2015).

Robert M. Kurinsky (2) Age: 42	Treasurer, Secretary and Chief Legal Officer	Treasurer since 2007, Secretary since 2006 and Chief Legal Officer since 2008

Treasurer and Secretary of Joley Corp.; Treasurer and Secretary of Keeley Holdings, Inc.; Secretary, Treasurer, Chief Financial Officer and General Counsel of Keeley Asset Management Corp.; Secretary, Treasurer, Chief Financial Officer and General Counsel of Keeley Investment Corp.

Deanna Marotz Age: 50	Chief Compliance Officer	Since 2015

Chief Compliance Officer of Keeley Asset Management Corp. (since 2015) and Keeley Investment Corp. (since 2015); previously, Chief Compliance Officer of Invesco PowerShares Capital Management LLC (2008-2015).

James Stamper (2) Age: 43	Vice President	Since 2015	Senior Vice President, Director of Client Service of Keeley Asset Management Corp.
*	The business address of the Directors and Officers listed above is the address of the Company: 111 West Jackson Boulevard, Suite 810, Chicago, Illinois 60604.
(1)	Each Director serves an indefinite term until the election of a successor. Each Officer serves an indefinite term, renewed annually, until the election of a successor.
(2)	Director or Officer who maintains brokerage account(s) with Keeley Investment Corp., the Company’s principal underwriter, and/or advised account(s) with Keeley Asset Management Corp., the Adviser to the Funds.

The Corporation’s Statement of Additional Information (“SAI”) includes additional information about the Corporation’s Directors. The SAI is available, without charge, upon request by calling toll-free 1-888-933-5391.

PRIVACY STATEMENT

Protecting your personal information is an important priority for us. The Funds’ privacy policy is designed to support this objective. We collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or on other forms; correspondence or conversations, such as your name, address, social security number, assets, income and date of birth.

•	Information about your transactions with us, our affiliates or others, such as your account numbers and balances, transaction history, parties to transactions, cost basis information and other financial information.

The Funds restrict access to your nonpublic information by maintaining physical, electronic and procedural safeguards.

The Funds do not disclose any nonpublic information about their current or former consumers or customers to nonaffiliated third parties, except as permitted by law. For example, if you maintain a brokerage account with Keeley Investment Corp., the Funds disclose information that they collect to National Financial Services, LLC (a clearing broker) in connection with its services in maintaining accounts and clearing transactions, and to affiliated companies of the Funds, including: Keeley Asset Management Corp., KEELEY Funds, Inc. and their service providers.

Keeley Investment Corp. is the Distributor and Keeley Asset Management Corp. is the Investment Adviser for the Keeley Funds. We may share your nonpublic information with affiliates who require such information to provide products or services to you. You may request that we not share your nonpublic information with our affiliates for use by them in marketing products or services to you by calling us toll-free at 1-888-933-5391. We will honor your choice until you tell us otherwise. If you have a joint account, your instruction will be applied to all account holders on that account.

Proxy Voting Policies and Procedure

You may obtain a description of KEELEY Funds’ proxy voting policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities, without charge, upon request by calling 800.933.5391. This information also is included in KEELEY Funds’ statement of additional information (“SAI”), which is available on the Funds’ website at www.keeleyfunds.com and the Securities and Exchange Commission’s website at www.sec.gov.

Information relating to how each KEELEY Fund voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2015 is available on the Funds’ website at www.keeleyfunds.com and the Securities and Exchange Commission’s website at www.sec.gov.

Information About Portfolio Securities

The Corporation filed a complete schedule of portfolio holdings with the Securities and Exchange Commission for the quarters ending December 31, 2014 and June 30, 2015 (the first and third quarters of the Funds’ fiscal year) on Form N-Q. The Corporation's Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. You also may review and copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 800.SEC.0330.

Household Delivery of Shareholder Documents

To reduce expenses, the Funds may mail only one copy of the Funds’ prospectus, SAI and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 888.933.5391 or contact your financial institution. You will begin receiving individual copies thirty days after receiving your request.

Electronic Delivery of Shareholder Documents

You may choose to receive the KEELEY Funds’ prospectus and annual and semi-annual reports electronically. To sign up for electronic delivery, visit www.icsdelivery.com and select the first letter of your brokerage firm’s name. Then, select your brokerage institution from the list that follows, fill out the appropriate information and provide an e-mail address where you would like your information sent. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

Tax Notice

The percentages of dividend income distributed for the year ended September 30, 2015, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, are 100%, 100%, 100%, 100%, 100% and 100% for KSCVF, KSDVF, KSMVF, KMCVF, KMDVF and KACVF, respectively. Of the dividends, 100%, 100%, 100%, 100%, 100% and 100% paid by KSCVF, KSDVF, KSMVF, KMCVF, KMDVF and KACVF, respectively, qualify for the corporate dividends received deduction.

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Investment Adviser

KAMCO

KEELEY ASSET MANAGEMENT CORP.

Chicago, Illinois

Distributor

KEELEY INVESTMENT CORP.

KEELEY INVESTMENT CORP.

Chicago, Illinois

Custodian

U.S. BANK, N.A.

Milwaukee, Wisconsin

888-933-5391

Transfer Agent and Dividend Disbursing Agent

U.S. BANCORP FUND SERVICES, LLC

Milwaukee, Wisconsin

888-933-5391

Independent Registered Public Accounting Firm

PRICEWATERHOUSECOOPERS LLP

Milwaukee, Wisconsin

Counsel

K&L Gates LLP

Chicago, Illinois

Performance information quoted represents past performance and does not guarantee future results. The investment return and principal value of shares will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than its original cost. This material may only be used when preceded or accompanied by each Fund’s prospectus.

111 West Jackson Boulevard•Suite 810•Chicago•Illinois•60604

(312) 786-5050•(800) 533-5344•FAX (312) 786-5003

www.keeleyfunds.com

Keeley Funds, Inc.: SEC file number 811-21761

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that Jerome Klingenberger, a director and chairman of the registrant’s Audit Committee, has all the attributes of an “audit committee financial expert,” as such term is defined in paragraph (b) to Item 3 of Form N-CSR. Mr. Klingenberger is “independent” as such term is defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4. Principal Accountant Fees and Services.

The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2015	FYE 9/30/2014
Audit Fees	$166,500	$175,400
Audit-Related Fees	None	None
Tax Fees	$44,760	$37,310
All Other Fees	None	None

(a) “Audit Fees” refer to fees for performing an audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) “Audit-Related Fees” refer to fees for the assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements. No audit-related fees were billed during the last two fiscal years.

(c) “Tax Fees” refer to fees for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Such services include: (i) reviewing and signing the U.S. Income Tax Return for Regulated Investment Companies, for each of the Funds; and (ii) calculating estimated required distributions for federal excise tax purposes for each of the Funds.

(d) “All Other Fees” refer to products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c). No other fees were billed during the last two fiscal years.

(e)(1) The registrant’s Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) All fees billed by PricewaterhouseCoopers LLP applicable to non-audit services for the fiscal years ended 2015 and 2014 were pre-approved by the registrant’s Audit Committee.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time, permanent employees of the principal accountant.

(g) The following table details the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and to the registrant’s investment adviser (and any entity controlling, controlled by, or under common control with the investment adviser, but not including any sub-adviser) for the last two fiscal years.

Non-Audit Related Fees	FYE 9/30/2015	FYE 9/30/2014
Registrant	None	None
Registrant’s Investment Adviser	None	None

(h) The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (but not including any sub-adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted any procedure by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded, based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) as of a date within 90 days of the filing date of this Form N-CSR, that the disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the registrant in this Form N-CSR is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in this Form N-CSR is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Keeley Funds, Inc.

By (Signature and Title	/s/ Kevin Keeley
Kevin Keeley, President

Date 11/30/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kevin Keeley
Kevin Keeley, President

Date 11/30/2015

By (Signature and Title)*	/s/ Robert Kurinsky
Robert Kurinsky, Treasurer

Date 11/30/2015

*	Print the name and title of each signing officer under his or her signature.